UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12
Venus Concept Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VENUS CONCEPT INC.
235 Yorkland Blvd. Suite 900
Toronto, Ontario M2J 4Y8
NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 10, 2023
To the Stockholders of Venus Concept Inc.:
NOTICE IS HEREBY GIVEN that the Annual and Special Meeting of Stockholders (the “Annual Meeting”) of Venus Concept Inc., a Delaware corporation (the “Company”), will be held on May 10, 2023, at 8:30 a.m. Eastern Daylight Time. This year’s Annual Meeting will be held entirely online to allow greater participation and improved communication. You will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/VERO2023 where you will be able to listen to the meeting live, submit questions and vote. The Annual Meeting will be held for the following purposes:
1.	To elect three directors to hold office until the 2026 annual meeting of stockholders or until their successors are elected and qualified;
2.
To approve a proposal to give our board of directors the authority, at its discretion, to file an amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s outstanding common stock, at a ratio not less than 5:1 and not greater than 15:1 (the “Reverse Stock Split”), without reducing the authorized number of shares of our common stock, with the final ratio to be selected by our board of directors in its discretion following stockholder approval, and to be effected, if at all, in the sole discretion of our board of directors at any time within one year of the date of the Annual Meeting without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”);

3.
To ratify the selection, by the audit committee of the Company’s board of directors, of MNP LLP, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023;

4.	To approve the compensation paid to the Company’s named executive officers through a non-binding advisory vote;
5.	To approve the frequency of future non-binding stockholder advisory votes on the compensation paid to the Company’s named executive officers though a non-binding advisory vote; and
6.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders who owned common stock or voting convertible preferred stock of the Company at the close of business on March 24, 2023 (the “Record Date”) can vote at this meeting or any adjournments that take place.
The board of directors recommends that you vote:
FOR the election of the director nominees named in Proposal 1 of the Proxy Statement.
FOR the approval of the proposal to give our board of directors the authority, at its discretion, to file an amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s common stock, as described in Proposal 2 of the Proxy Statement.
FOR the ratification of the appointment of MNP LLP, as the independent registered public accounting firm, as described in Proposal 3 of the Proxy Statement.
FOR the approval of the compensation paid to the Company’s named executive officers on an advisory non-binding basis, as described in Proposal 4 of the Proxy Statement.
FOR the approval a three year frequency for future non-binding stockholder advisory votes on the compensation paid to the Company’s named executive officers on an advisory non-binding basis, as described in Proposal 5 of the Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT AND OUR ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2022, AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE USING ONE OF THE THREE CONVENIENT VOTING METHODS DESCRIBED IN THE “INFORMATION ABOUT THE PROXY PROCESS AND VOTING” SECTION IN THE PROXY STATEMENT. IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS, IT IS LIKELY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.
By Order of the Board of Directors

Rajiv De Silva
Chief Executive Officer
Toronto, Ontario
April 10, 2023

i

PROXY STATEMENT FOR THE 2023 ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
MAY 10, 2023
INFORMATION ABOUT THE PROXY PROCESS AND VOTING
We have sent you this Proxy Statement and the enclosed Proxy Card because the board of directors of Venus Concept Inc. (referred to herein as the “Company,” “Venus Concept,” “we,” “us” or “our”) is soliciting your proxy to vote at our 2023 Annual and Special Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, May 10, 2023, at 8:30 a.m. Eastern Daylight Time. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/VERO2023, where you will be able to listen to the meeting live, submit questions and vote online.
•	This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.
•	The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.
In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We may retain outside consultants to solicit proxies on our behalf as well. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.
This Proxy Statement, the enclosed form of Proxy Card and the Company’s annual report for the fiscal year ended December 31, 2022 (the “Annual Report”) shall be mailed on or about April 10, 2023, to holders of record of the Company’s common stock and voting convertible preferred stock, as of March 24, 2023 (the “Record Date”), using the full set delivery option pursuant to Rule 14a-16(n) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Only holders of record of common stock and voting convertible preferred stock at the close of business as of the Record Date are entitled to vote at the Annual Meeting.
The only outstanding voting securities of Venus Concept Inc. are shares of common stock, $0.0001 par value per share (the “common stock”), of which there were 80,116,130 shares outstanding as of the Record Date (excluding any treasury shares) and shares of convertible voting preferred stock, $0.001 par value per share (the “preferred stock” and together with the common stock, “shares”), of which there were 3,185,000 shares outstanding as of the Record Date. The holders of a majority in voting power of the shares of common stock and preferred stock issued and outstanding and entitled to vote, present in person or represented by proxy, are required to hold the Annual Meeting.
Why am I receiving these materials?
We have mailed this Proxy Statement, the form of Proxy Card and Annual Report to you because the board of directors is soliciting your proxy to vote at the Annual Meeting, including any adjournments or postponements thereof. You are invited to attend the Annual Meeting online; however, you are not required to attend the Annual Meeting in order to vote your shares. Instead, you may simply complete, sign and return the Proxy Card, or follow the instructions below to submit your proxy over the telephone or on the internet.
This Proxy Statement, the form of Proxy Card and Annual Report were first mailed to our holders of record of common stock and preferred stock entitled to vote at the Annual Meeting on or about April 10, 2023.
Who can vote at the Annual Meeting?
Only holders of record of common stock and preferred stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 80,116,130 shares of common stock issued and outstanding and entitled to vote and 3,185,000 shares of preferred stock issued and outstanding and entitled to vote.
Common Stockholder of Record: Shares of Common Stock Registered in Your Name
If, on the Record Date, your shares of common stock were registered directly in your name with the transfer agent for our common stock, Computershare Inc., then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting online, we urge you to fill out and return the Proxy Card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid Proxy Card from your broker or other agent.
What am I being asked to vote on?
You are being asked to vote on three proposals:
•	Proposal 1 — the election of three Class III directors to hold office until our 2026 annual meeting of stockholders;
•
Proposal 2 — the approval of a proposal to give our board of directors the authority, at its discretion, to file an amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s outstanding common stock, at a ratio not less than 5:1 and not greater than 15:1, without reducing the authorized number of shares of our common stock, with the final ratio to be selected by our board of directors in its discretion following stockholder approval, and to be effected, if at all, in the sole discretion of our board of directors at any time within one year of the date of the Annual Meeting without further approval or authorization of our stockholders;

•
Proposal 3 — the ratification of the selection, by the audit committee of our board of directors, of MNP LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

•	Proposal 4 — the approval of the compensation paid to the Company’s named executive officers through a non-binding advisory vote;
•	Proposal 5 — the approval of the frequency of future non-binding stockholder advisory votes on the compensation paid to the Company’s named executive officers though a non-binding advisory vote.
In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.
How do I attend the Virtual Annual Meeting?
This year’s Annual Meeting will be held entirely online to allow greater participation and improved communication and provide cost savings for our stockholders and the Company. Stockholders of record as of March 24, 2023 will be able to attend and participate in the Annual Meeting online by accessing www.virtualshareholdermeeting.com/VERO2023. To join the Annual Meeting, you will need to have your 16-digit control number which is included on your Proxy Card.
How do I vote?
•	For Proposal 1, you may either vote “For” all the nominees to the board of directors or you may “Withhold” your vote for any nominee you specify.
•	For Proposal 2, you may either vote “For” or “Against” or abstain from voting.
•	For Proposal 3, you may either vote “For” or “Against” or abstain from voting.
•	For Proposal 4, you may either vote “For”, or “Against”, or abstain from voting.
•	For Proposal 5, you may vote “For” one of the three options presented, or abstain from voting.
Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name
If you are a holder of record of common stock or preferred stock, you may vote at the Annual Meeting. Alternatively, you may vote by proxy by using the accompanying Proxy Card, over the internet or by telephone. Whether or not you plan to attend the Annual Meeting, we encourage you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting and vote in person. In such case, your previously submitted proxy will be disregarded.
•	To vote at the Annual Meeting, attend the Annual Meeting online and follow the instructions posted at www.virtualshareholdermeeting.com/VERO2023.
•
To vote using the Proxy Card, simply complete, sign and date the accompanying Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card before the Annual Meeting, we will vote your shares in accordance with the Proxy Card.

•	To vote by proxy over the internet, follow the instructions provided on the Proxy Card.
•	To vote by telephone, you may vote by proxy by calling the toll-free number found on the Proxy Card.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.
We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers.
Who counts the votes?
Broadridge Financial Solutions, Inc. (“Broadridge”) has been engaged as our independent agent to tabulate stockholder votes (the “Inspector of Election”). If you are a stockholder of record, your executed Proxy Card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, your broker returns one Proxy Card to Broadridge on behalf of all its clients.
How are votes counted?
Votes will be counted by the Inspector of Election appointed for the Annual Meeting. The Inspector of Election will separately count “For” and, with respect to Proposals 2, 3 and 4, “Against” votes, and, with respect to Proposals 2, 3, 4, and 5, abstentions and broker non-votes. With respect to Proposal 1—the election of directors, the Inspector of Election will count the number of “Withheld” votes received for each of the nominees. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. See below for more information regarding: “What are “broker non-votes”?” and “Which ballot measures are considered “routine” or “non-routine”?”
Holders of common stock and preferred stock will vote together as a single class.
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.
Which ballot measures are considered “routine” or “non-routine?”
The election of directors (Proposal 1), approval of the Reverse Stock Split (Proposal 2), the non-binding advisory vote on the compensation of the Company’s named executive officers (Proposal 4) and the non-binding advisory vote on the frequency of votes on the compensation of the Company’s named executive officers (Proposal 5) are considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal 1, Proposal 2, Proposal 4 and/or Proposal 5. The ratification of the appointment of MNP LLP as our independent registered public accounting firm (Proposal 3) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters without instructions.
How many votes are needed to approve each proposal?
With respect to Proposal 1, directors are elected by a plurality of the votes of the holders of shares of common stock and preferred stock, voting together as a single class, present in person or represented by proxy and entitled to vote on the election of directors and therefore, the three nominees receiving the highest number of “For” votes will be elected. With respect to the election of directors, you may vote “For” or “Withhold” authority to vote for each of the nominees for the Board. If you “Withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of the director nominees.
With respect to Proposal 2, the affirmative vote of the majority of the number of shares entitled to vote (meaning the number of shares voted “For” the proposal must exceed the number of shares voted “Against” the proposal). Abstentions and broker non-votes will have the same effect as a vote “Against”.
With respect to Proposal 3, the affirmative vote of the majority of votes cast (meaning the number of shares voted “For” the proposal must exceed the number of shares voted “Against” the proposal). Abstentions are not considered votes cast for the foregoing purpose, and will have no effect on, the vote for this proposal. This is a routine proposal and therefore we do not expect any broker non-votes.
With respect to Proposal 4, the affirmative vote of the majority of votes cast (meaning the number of shares voted “For” the proposal must exceed the number of shares voted “Against” the proposal). Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the outcome of this proposal.
With respect to Proposal 5, the option of one (1)-year frequency, two (2)-year frequency, or three (3)-year frequency that receives the highest number of votes will reflect the frequency for future Say-on-Pay votes that has been selected by our holders of common stock and preferred stock, voting together as a single class. Abstentions will effectively count as votes against the Say-on-Frequency proposal. Failures to vote will not have any impact on the Say-on-Frequency proposal.
How many votes do I have?
On each matter to be voted upon, holders of common stock have one vote for each share of common stock owned as of the Record Date and holders of preferred stock have ten votes for each share of preferred stock owned as of the Record Date.
What if I return a Proxy Card but do not make specific choices?
If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, your shares will be voted “For” the election of each of the three nominees for director, “For” the approval of the Reverse Stock Split, “For” the ratification of the appointment of MNP LLP as our independent registered public accounting firm, “For” the approval of compensation paid to the Company’s named executive officers, and “For” the three (3) year frequency of votes to approve the compensation paid to the Company’s named executive officers. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares in his or her discretion.

Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials which are available on the internet or mailed to you, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of materials?
If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
•	You may submit another properly completed proxy with a later date.
•	You may send a written notice that you are revoking your proxy to our General Counsel and Corporate Secretary at 235 Yorkland Blvd., Suite 900, Toronto, Ontario M2J 4Y8.
•	You may attend the Annual Meeting online and vote by following the instructions at www.proxyvote.com. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.
When are stockholder proposals due for next year’s Annual Meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 12, 2023, to our General Counsel and Corporate Secretary at 235 Yorkland Blvd., Suite 900, Toronto, Ontario M2J 4Y8; provided that if the date of the annual meeting is more than 30 days from May 10, 2024, the deadline is a reasonable time before we begin to print and send our proxy materials for next year’s annual meeting.
Pursuant to the bylaws, in order for a stockholder to present a proposal for next year’s annual meeting, other than proposals to be included in the proxy statement as described above or to nominate a director, you must do so between January 11, 2024 to February 10, 2024; provided that if the date of that annual meeting is more than 30 days before or more than 60 days after May 10, 2024, you must give notice not later than the 90th day prior to the annual meeting date or, if later, the 10th day following the day on which public disclosure of the annual meeting date is first made. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. A copy of the full text of the provisions of our bylaws dealing with stockholder nominations and proposals will be made available to stockholders from Venus Concept’s Corporate Secretary upon written request.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of common stock and preferred stock issued and outstanding, voting together as a single class, and entitled to vote are present in person, or by remote communication, or represented by proxy at the Annual Meeting. On the Record Date, there were 80,116,130 shares of common stock and 3,185,000 shares of preferred stock outstanding and entitled to vote. Accordingly, 55,983,066 votes must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum (see “How many votes do I have?” above).
Your shares will be counted toward the quorum only if you submit a valid proxy or vote at the Annual Meeting. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, either the chairperson of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person, by remote communication or represented by proxy, may adjourn the Annual Meeting to another time or place.

How can I find out the results of the voting at the Annual Meeting?
Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our board of directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a staggered, three-year term. Unless the board of directors determines that vacancies (including vacancies created by increases in the number of directors) shall be filled by the stockholders, and except as otherwise provided by law, vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the board of directors to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.
On January 14, 2022, the board of directors expanded from seven to eight directors and appointed Stanley Tyler Hollmig, M.D. to fill the vacancy and serve as a Class II director for the duration of the Class II term. Effective October 3, 2023, Mr. Domenic Serafino was separated from his role as Chief Executive Officer and Class I member of the board of directors. Effective October 3, 2023, Mr. Rajiv De Silva was appointed Chief Executive Officer and Class I member of the board of directors, filling the vacancy created by Mr. Serafino’s separation from the Company.
As of the Annual Meeting, the board of directors consists of eight seated directors, divided into the three following classes:
•	Class III directors: Scott Barry, Fritz LaPorte and Garheng Kong, M.D., whose current terms will expire at the Annual Meeting;
•	Class I directors: Rajiv De Silva and Keith Sullivan, whose current terms will expire at the annual meeting of stockholders to be held in 2024; and
•	Class II directors: Louise Lacchin, Anthony Natale, M.D. and Stanley Tyler Hollmig, M.D., whose current terms will expire at the annual meeting of stockholders to be held in 2025;
At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third subsequent annual meeting of stockholders, or until such director’s earlier death, resignation or removal.
Mr. Barry, Mr. Laporte and Dr. Kong have each been nominated to serve as Class III directors and have each elected to stand for re-election. Each director to be elected will hold office from the date of their election by the stockholders until the third subsequent annual meeting of stockholders or until his successor is elected and has been qualified, or until such director’s earlier death, resignation or removal.
In accordance with our bylaws, directors are elected by a plurality of the votes of the holders of shares of common stock and preferred stock, voting together as a single class, present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the highest number of affirmative votes will be elected as Class III directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. Proxies cannot be voted for a greater number of persons than the three nominees named in this Proxy Statement. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee that we will propose. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

The following table sets forth, for the Class III nominees (who are currently standing for re-election) and for our other current directors who will continue in office after the Annual Meeting, information with respect to their ages as of March 24, 2023 and position/office held within the Company:
Name	Age	Position/Office Held With the Company	Director Since
Class III Directors whose terms expire at the 2023 Annual Meeting
Scott Barry(3)	50	Chair and Director	2019
Fritz LaPorte(1)(2)	53	Director	2019
Garheng Kong, M.D.(3)	47	Director	2019
Class I Directors whose terms expire at the 2024 Annual Meeting of Stockholders
Rajiv De Silva	56	Chief Executive Officer and Director	2022
Keith Sullivan	64	Director	2018
Class II Directors whose terms expire at the 2025 Annual Meeting of Stockholders
Louise Lacchin(1)(2)	65	Director	2019
Anthony Natale, M.D.(1)(2)(3)	49	Director	2019
Stanley Tyler Hollmig, M.D.	41	Director	2022
(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.
Set forth below is biographical information for the nominees and each person whose term of office as a director will continue after the Annual Meeting. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the board of directors to conclude that they should serve as directors.
Nominees for Election to a Three-Year Term Expiring at the 2026 Annual Meeting of Stockholders
Scott Barry has served as a member of the Company’s board of directors and the Chair of the board of directors since November 2019 and as a director of Venus Concept Ltd. from June 2017 until November 2019. Mr. Barry joined EW Healthcare Partners in 2006 and has been a Managing Director of EW Healthcare Partners since 2012. Prior to joining EW Healthcare, Mr. Barry worked at Novartis Pharma AG where he most recently served as the Global Head of Pharma M&A and Collaborations. He was responsible for global acquisitions, equity investments and corporate partnerships across all therapeutic areas. Prior to joining Novartis, Mr. Barry was a director for Century Capital Associates LLC, a boutique healthcare investment bank and consulting firm, where he focused on mergers and acquisitions, strategic partnering and financing transactions. Previously, he held positions at KPMG LLP in their healthcare corporate finance and assurance services groups. Mr. Barry serves as a director of current EW Healthcare portfolio companies including Breg, Inc. and Metabolon, Inc. He previously served on the boards of directors of Orthovita Inc. (NASDAQ:VITA), which was acquired by Stryker Corporation, Victory Pharma, Inc., which was acquired by Shiongi, Inc., and Velcera, Inc., which was acquired by Perrigo Company plc. Mr. Barry has a Bachelor of Arts degree from Wesleyan University and a Master of Business Administration from New York University. Venus Concept believes that Mr. Barry is qualified to serve on Venus Concept’s board of directors based on his experience investing in healthcare companies and his experience on boards of directors in the healthcare and medical device industries.
Fritz LaPorte has served as a member of the Company’s board of directors since November 2019 and as a director of Venus Concept Ltd. from August 2015 until November 2019. Mr. LaPorte is a Partner at Dovere Advisory Group, LLC, which he co-founded in October 2014 to guide early-stage operating growth companies primarily in the medical device and healthcare sectors, in creating and sustaining value while reducing risk in the process. Mr. LaPorte co-founded MAKO Surgical Corp., an orthopedic surgical robotic company, in November 2004 and served as its Senior Vice President, Chief Financial Officer and Treasurer until December 2013, when it was acquired by Stryker Corporation (formerly NASDAQ:MAKO). Mr. LaPorte subsequently served as Vice President and Chief Financial Officer of Stryker Corporation – Stryker Mako Business Unit from December 2013 until June 2014 to assist in the integration of MAKO Surgical Corp. into Stryker Corporation. Since January 2018, he has served on the board of directors and finance committee of Holy Cross Health in Fort Lauderdale, Florida and, since January 2021, serves as the chair of Holy Cross’s board of directors. Since October 2021, he has served on the board of directors of LAVA Acquisition Corp. (Nasdaq: LVACU), a special purpose acquisition company targeting the medtech sector and is chair of the audit committee. Mr. LaPorte holds a Bachelor of Business Administration in Accounting from Florida Atlantic University. Venus Concept believes Mr. LaPorte is qualified to serve on Venus Concept’s board of directors based on his extensive financial and operational experience, including his leadership, management and accounting experience in the medical device field.
Garheng Kong, M.D., Ph.D. has served as a member of the Company’s board of directors since November 2019 and as a director of Venus Concept Ltd. from June 2017 until November 2019. Dr. Kong has been the managing partner of HealthQuest Capital, a healthcare investment firm, since July 2013. He was a general partner at Sofinnova Ventures, a venture firm focused on healthcare, from September 2010 until December 2013. From 2000 until September 2010, he was at Intersouth Partners, a venture capital firm, most recently as a general partner, where he was a founding investor or board member for multiple healthcare companies, several of which were acquired by large healthcare companies. Dr. Kong also serves on the board of directors of Alimera Sciences, Inc. (NASDAQ:ALIM), a biopharmaceutical company, since October 2012, Laboratory Corporation of America Holdings (NYSE:LH), a healthcare company, since December 2013, and Xeris Pharmaceuticals (NASDAQ: XERS), a biopharmaceutical company, since October 2021. Dr. Kong holds a B.S. from Stanford University and an M.D., Ph.D. and M.B.A. from Duke University. Venus Concept believes that Dr. Kong is qualified to serve on its board of directors based on his experience investing in healthcare companies, his experience on boards of directors in the medical industry, and his medical training
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
ELECTION OF EACH NAMED NOMINEE.
Directors Continuing in Office until the 2024 Annual Meeting of Stockholders
Rajiv De Silva has served as the Company’s Chief Executive Officer and director since October 2022. Mr. De Silva brings extensive executive experience and expertise in the fields of dermatology, aesthetics, pharmaceuticals, medical devices and healthcare. He currently serves as the Chairman of the Board of Directors of Covis Pharma, a multinational specialty pharmaceutical company, and is a co-founder of Asiri Skincare, a privately held company focused on topical consumer therapeutic skincare products. He has previously served as President, Chief Executive Officer, and Director of Endo International Plc, a publicly traded, multinational pharmaceutical corporation, as well as President of Valeant Pharmaceuticals International (now Bausch Health), where he also served as Chief Operating Officer of the company’s Specialty Pharmaceuticals business, including its dermatology and aesthetics unit. Prior to that, Rajiv held various leadership positions within Novartis AG, including President of Novartis Pharma Canada. Mr. De Silva began his career in healthcare at McKinsey & Company in 1995, where he rose to Partner. Venus Concept believes Mr. De Silva is qualified to serve on its board of directors based on his extensive management experience in the pharmaceutical and medical aesthetic industries] and his role as the Chief Executive Officer of Venus Concept.
Keith J. Sullivan has served as a member of the Company’s board of directors since July 2018 and as its Chief Commercial Officer from November 2018 until November 2019. Mr. Sullivan is currently the President and Chief Executive Officer of Neuronetics, Inc., a medical device company serving the needs of patients suffering with depression and other mental health conditions. Mr. Sullivan has previously served as Chief Commercial Officer and President, North America of ZELTIQ Aesthetics, Inc., a medical technology company focused on developing and commercializing products utilizing its proprietary controlled-cooling technology platform under the Coolsculpting® brand, from January 2016 until the acquisition of ZELTIQ by Allergan, Inc. in April 2017. Mr. Sullivan served as Senior Vice President and Chief Commercial Officer of ZELTIQ from November 2014 until January 2016 and as Senior Vice President of Worldwide Sales and Marketing from July 2013 through October 2014. Mr. Sullivan, who has more than 30 years of senior sales leadership experience in the medical device industry, has previously held leadership positions with Medicis Pharmaceuticals, Reliant Technologies, Medtronic, Vision Quest Laser Center and Coherent Medical. Mr. Sullivan received a Bachelor of Business Administration from the College of William and Mary. Venus Concept believes Mr. Sullivan is qualified to serve on its board of directors based his experience in the aesthetic medical device industry.

Directors Continuing in Office until the 2025 Annual Meeting of Stockholders
Louise Lacchin has served as a member of our board of directors since November 2019 and as a director of Venus Concept Ltd. from August 2015 until November 2019. Prior to joining Venus Concept Ltd.’s board of directors, Ms. Lacchin was a director and the treasurer and chair of the finance committee at Sheena’s Place from October 2011 until May 2015. From 1983 until 2010 Ms. Lacchin held various positions with Loblaw Companies Limited (TSX:L), and its parent, George Weston Limited (OTCMKTS:WNGRF) (“Weston”). Most recently, from 2007 until 2010, Ms. Lacchin was Executive Vice President of Finance at Weston with direct responsibility over Weston’s and Loblaw’s corporate treasury, tax, insurance and risk, pension and benefits and commodity risk management departments and Weston’s financial reporting, corporate development and other corporate office departments. Ms. Lacchin served as chair of Weston’s disclosure committee from 2008 until 2010. In 2006, Ms. Lacchin was named one of the TOP 100 Canada’s™ Most Powerful Women. Ms. Lacchin holds a B.A. in Economics and Accounting from Algoma University and an MBA in Accounting and Finance from McMaster University. Venus Concept believes that Ms. Lacchin is qualified to serve on its board of directors based on her extensive financial, accounting and executive management experience.
Anthony Natale, M.D. has served as a member of our board of directors since November 2019 and as a director of Venus Concept Ltd. from December 2014 until November 2019. Dr. Natale has served as a Managing Partner at Aperture Venture Partners, a healthcare venture capital firm, since 2010. From 2006 until 2010 and 2002 until 2006, respectively, Dr. Natale was a Partner at Prism Ventures and MDS Capital, where he made and managed healthcare venture investments. He has been a founder, director and/or lead investor of numerous venture-backed life sciences companies. Dr. Natale currently serves on the board of directors of Neuros Medical, XII Medical, Serpex Medical, ENT Specialty Partners and LAVA Medtech Acquisition Corp. He previously has had board roles at multiple portfolio companies, including Xlumena, Spirox, Mako Surgical, Inspire Medical, Avedro, Otonomy and Entrigue Surgical. He holds a B.A. from the University of Virginia, an M.D. from the University of Florida and an M.B.A. from Yale University. Prior to transitioning into venture capital, Dr. Natale trained in General Surgery and Otolaryngology/Head and Neck Surgery at the University of Connecticut and Hartford Hospital. Venus Concept believes that Dr. Natale is qualified to serve on its board of directors based on experience investing in healthcare companies, his experience on boards of directors in the healthcare industry, and his medical training.
Stanley Tyler Hollmig, M.D. has served on the Company’s Board of Directors since January 2022. Dr. Hollmig is Director of Dermatologic Surgery and Director of Laser & Cosmetic Dermatology at Dell Medical School at the University of Texas and Ascension Texas. Dr. Hollmig returned to Stanford to join the medical faculty as Mohs surgeon and Director of Laser and Aesthetic Dermatology for five years and then was recruited to the University of Texas and Ascension Seton to become the Director of Dermatologic surgery and Director of Laser and Cosmetic Dermatology. Outside of his busy clinical practice, Dr. Hollmig serves on the medical advisory boards of Proven Skincare and Happy 2nd Birthday Skincare, and as a Key Opinion Leader (KOL) for Sciton and Lumenis. Dr. Hollmig attended Duke University, graduating magna cum laude, and attended medical school at the University of Texas Southwestern, graduating as valedictorian. He underwent dermatology residency training at Stanford University, followed by a fellowship in Mohs and Dermatologic Surgery at the Medical University of South Carolina in Charleston. Venus Concept believes Dr. Hollmig is qualified to serve on its board of directors based on his extensive experience as a national leader in aesthetic and surgical dermatology and his experience working with successful companies in this field.

PROPOSAL NO. 2
APPROVAL OF THE REVERSE STOCK SPLIT
Our board of directors has approved an amendment to our Certificate of Incorporation to combine the outstanding shares of our common stock into a lesser number of outstanding shares (a “Reverse Stock Split”). If approved by the stockholders as proposed, the board of directors would have the sole discretion to effect the Reverse Stock Split, if at all, within one (1) year of the date the proposal is approved by stockholders and to fix the specific ratio within a range of one-for-five (1-for-5) to a maximum of a one-for-fifteen (1-for-15) split. The board of directors has the discretion to abandon the amendment and not implement the Reverse Stock Split. We believe that enabling the board of directors to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders.
In fixing the ratio, the board of directors may consider, among other things, factors such as: the initial and continued listing requirements of the Nasdaq Capital Market; the number of shares of our common stock outstanding; potential financing opportunities; and prevailing general market and economic conditions.
The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of the amendment to our certificate of incorporation with the Secretary of State of Delaware, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by the board of directors based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, the board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of Delaware, the board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed. If implemented, the Reverse Stock Split will have the effect of decreasing the number of shares of our common stock issued and outstanding. Because the number of authorized shares of our common stock will not be reduced in connection with the Reverse Stock Split, the Reverse Stock Split will result in an effective increase in the authorized number of shares of our common stock available for issuance in the future.
Our board of directors may determine to effect the Reverse Stock Split, if it is approved by our stockholders, even if the other proposals to be acted upon at this Annual Meeting are not approved.
The proposed form of amendment to our certificate of incorporation to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. Any amendment to our certificate of incorporation to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the board of directors, within the range approved by our stockholders.
Reasons for the Reverse Stock Split
Our primary reason for recommending the Reverse Stock Split is to increase the bid price of our common stock to regain compliance with the continued listing requirements of the Nasdaq Capital Market.
On June 13, 2022, we received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that we no longer met the minimum bid price requirement set forth in Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”) because the closing bid price for our common stock was less than $1.00 for the previous 30 consecutive business days. Under Nasdaq Listing Rule 5810(c)(3)(A), we were provided an initial period of 180 calendar days, or until December 12, 2022 (the “Initial Compliance Date”), to regain compliance with the Minimum Bid Price Requirement. The Company did not regain compliance with the Bid Price Requirement by the Initial Compliance Date.
On December 13, 2022, Nasdaq notified us that we were eligible for an additional 180 calendar day period, or until June 12, 2023 (the “Extended Compliance Date”), to regain compliance with the Minimum Bid Price Requirement and approved the Company’s transfer from the Nasdaq Global Market to the Nasdaq Capital Market, a continuous trading market that operates in substantially the same manner as the Nasdaq Global Market. Nasdaq’s determination was based on the Company meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on the Nasdaq Capital Market with the exception of the Minimum Bid Price Requirement, and the Company’s written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if required.

Our board of directors strongly believes that the Reverse Stock Split is necessary to maintain our listing on the Nasdaq Capital Market. Accordingly, our board of directors has approved resolutions to effect the Reverse Stock Split and directed that it be submitted to our stockholders for adoption and approval at the Annual Meeting.
Failure to approve the Reverse Stock Split may potentially have serious, adverse effects on us and our stockholders. Our common stock could be delisted from the Nasdaq Capital Market because shares of our common stock may continue to trade below the requisite $1.00 per share price needed to maintain our listing in accordance with the minimum bid price requirement. Our shares may then trade on the OTCQX® Best Market, OTCQB® Venture Market or other small trading markets, such as the pink sheets. In that event, our common stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading and may be avoided by retail and institutional investors, resulting in the impaired liquidity of our common stock.
Potential Effects of the Reverse Stock Split
Generally
The Reverse Stock Split may make our common stock more attractive and cost-effective investment to a broader range of investors, which in turn would enhance the liquidity of the holders of common stock. For example, the current market price of our common stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing our common stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in investors paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.
The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest or any stockholder’s proportionate voting power, except that as described below under “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the reverse stock split because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share.
The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.
Our common stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of our common stock under the Exchange Act. In addition, notwithstanding the decrease in the number of outstanding shares that will result if the reverse stock split is effected, our board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act, however, the Company continues to explore all available strategic options.
If the Reverse Stock Split is effected, the post-split market price of our common stock may be less than the pre-split price multiplied by the Reverse Stock Split ratio. In addition, a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock.

After Each Reverse Split Ratio
The following table contains the approximate number of issued and outstanding shares of common stock, and the estimated per share trading price following a one-for-five (1:5) to one-for-fifteen (1:15) Reverse Stock Split, without giving effect to any adjustments for fractional shares of common stock or the issuance of any derivative securities, as of December 30, 2022.
	Current	1:5	1:10	1:15
Common Stock Authorized(1)	300,000,000	300,000,000	300,000,000	300,000,000
Common Stock Issued and Outstanding	77,125,328	15,425,065	7,712,533	5,141,689
Number of Shares of Common Stock Reserved for Issuance(2)	95,674,634	19,134,927	9,567,464	6,378,309
Number of Shares of Common Stock Authorized but Unissued and Unreserved	127,200,038	265,440,009	282,720,004	288,480,002
Price per share, based on the closing price of our Common Stock on December 30, 2022(3)	$0.32	$1.60	$3.20	$4.80
(1)	The Reverse Split will not have any impact on the number of shares of common stock we are authorized to issue under our Charter.
(2)
Consists of: (i) 12,741,394 shares of common stock issuable upon exercise of stock options, at a weighted-average exercise price of $1.67 per shares; (ii) 15,928,867 shares of common stock issuable upon exercise of warrants issued by the Company, at a weighted average price of $3.91 per share; (iii) 388,750 shares of our common stock issuable upon the vesting of restricted stock units; (iv) 376,201 shares of our common stock reserved for future option and/or restricted stock unit issuance; (v) 1,209,245 shares of our common stock that are available for future issuance of Non-Voting Preferred Stock; (vi) 31,850,000 shares of our common stock issuable upon the conversion of outstanding Voting Preferred Stock; (vii) 9,150,000 shares of our common stock issuable upon the conversion of Voting Preferred Stock; (viii) 15,814,471 shares of our common stock issuable pursuant to our purchase agreement with Lincoln Park Capital Fund LLC dated July 12, 2022; and (ix) 8,215,706 shares of our common stock issuable upon the conversion of convertible notes held by Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP;

(3)	The price per share indicated reflects solely the application of the approved split ratios to the closing price of our common stock on December 30, 2022.
Effect on Authorized Shares of Common Stock
The Reverse Stock Split will result in an effective increase in the authorized number of shares of our common stock because the number of authorized shares of our common stock will not be reduced. The effect of the relative increase in the amount of authorized and unissued shares of our common stock would allow us to issue additional shares of common stock in connection with future financings, employee and director benefit programs and other desirable corporate activities, without requiring our stockholders to approve an increase in the authorized number of shares of common stock each time such an action is contemplated.
The increase in authorized shares of our common stock will not have any immediate effect on the rights of existing stockholders. However, because our stockholders do not have any preemptive rights, future issuance of shares of common stock or securities exercisable for or convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share, and the voting rights of stockholders and could have a negative effect on the price of our common stock.
Disadvantages to an increase in the number of authorized shares of common stock may include: stockholders may experience further dilution of their ownership; stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders; the additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding; the issuance of authorized but unissued shares of common stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of the board of directors. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequence.

Effect on Par Value of our Common Stock
The Reverse Stock Split will not affect the par value of our common stock, which will remain at $0.0001.
Effect on Warrants, and Convertible or Exchangeable Securities
If the Reverse Stock Split is effected, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of outstanding warrants, and convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of our common stock. This will result in approximately the same aggregate price being required to be paid under such securities upon exercise, exchange or conversion, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based on the Reverse Stock Split ratio, subject to our treatment of fractional shares.
Effect on Preferred Stock
The Reverse Stock Split will not affect the authorized number or par value of our preferred stock, which will remain at 10,000,000 and $0.0001, respectively. We currently have one series of preferred stock issued and outstanding, which is designated as voting convertible preferred stock. The preferred stock will convert into shares of common stock on a one for ten basis (the “Converted Stock Equivalent Amount”) (i) at the option of an Investor upon delivery of a valid conversion notice to the Company or (ii) at the option of the Company within 30 days following the earlier to occur of (a) the date on which the volume-weighted average price of the common stock has been greater than or equal to $1.25 for 30 consecutive trading days and (b) the date on which the Company has reported two consecutive fiscal quarters of positive cash flow.
If the Reverse Stock Split is effected, the Converted Stock Equivalent Amount with respect to shares of preferred stock issued and outstanding before the Reverse Stock Split, will be proportionately adjusted.
The foregoing summary is qualified in its entirety by the terms of the certificate of designations of voting convertible preferred stock, which is filed as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on November 18, 2022.
Effect on our Equity Incentive Plan and Outstanding Awards
We previously granted stock options and other awards under our 2019 Incentive Award Plan (the “2019 Plan”), 2017 Employee Stock Purchase Plan (the “ESPP”), 2015 Equity Incentive Plan (the “2015 Plan”) and 2005 Equity Incentive Plan (the “2005 Plan”), as amended, and our Venus Concept Ltd. 2010 Israeli Employee Share Option Plan (the “2010 Plan”, and together with the 2019 Plan, ESPP, 2015 Plan and 2005 Plan, the “Plans”). As of December 31, 2022, there were approximately 6,439,093 shares of common stock subject to outstanding awards granted under the 2019 Plan, ESPP, 2015 and 2005 in aggregate and approximately 281,947 shares remained available under the 2019 Plan for future awards. As of December 31, 2022, there were approximately 2,039,093 shares of common stock subject to outstanding awards under the 2010 Plan and approximately 94,254 shares remained available under the 2010 Plan for future awards. We also have 4,400,000 incentive option grants outstanding which were made outside of our incentive and option plans.
The Plans provide that in the event of a stock split or reverse stock split, the number of shares subject thereto (i) each right to shares granted pursuant to the Plans and the underlying common shares and (ii) outstanding awards, will each be appropriately and proportionately adjusted. Accordingly, if the reverse stock split is effected, these proportionate adjustments will be effected.
The foregoing summary is qualified in its entirety by the terms of the respective Plans, which were filed as Exhibits 10.11, 10.13, 10.17, 10.19 and 10.22, respectively, to our Annual Report on Form 10-K filed with the SEC on March 28, 2022.
Fractional Shares
We will not issue fractional shares in connection with the Reverse Stock Split. Instead, record holders of our common stock who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Procedure for Implementing the Reverse Stock Split
If our stockholders approve this proposal, and if our board of directors determines that it is in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split, we will file the amendment to our certificate of incorporation with the Secretary of State of Delaware to effect the Reverse Stock Split. As of the effective time of the Reverse Stock Split, each stock certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.
Holders of Certificated Shares of Common Stock
If the Reverse Stock Split is effected, stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender their certificate(s) representing pre-split shares of our common stock to our transfer agent in exchange for certificates representing the appropriate number of shares of post-Reverse Stock Split common stock. No certificates representing post-split shares of our common stock will be issued to a stockholder until such stockholder has surrendered to our transfer agent all their certificates representing their pre-split shares, together with a properly completed and executed letter of transmittal. No stockholder will be required to pay a transfer or other fee to exchange their certificates representing pre-split shares of our common stock. Until surrendered, we will deem certificates representing pre-split shares of our common stock to be cancelled and only to represent the number of whole shares of post-split shares of our common stock to which these stockholders are entitled, subject to the treatment of fractional shares. If a certificate representing pre-split shares of our common stock bears a restrictive legend, the certificate issued in exchange therefor will bear the same restrictive legend. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.
Beneficial Owners
If the Reverse Stock Split is effected, we intend to treat shares held by stockholders through a bank, broker, or other nominee in the same manner as shares held by stockholders of record. Banks, brokers, and other nominees will be instructed to effect the Reverse Stock Split for beneficial owners holding our common stock in street name. However, these banks, brokers, and other nominees may have different procedures for processing the Reverse Stock Split than for stockholders of record. Stockholders who hold shares of our common stock in street name and who have questions in this regard are encouraged to contact their banks, brokers, or other nominees.
Registered “Book-Entry” Holders of Common Stock
If the Reverse Stock Split is effected, stockholders who hold their shares of our common stock electronically in book-entry form with our transfer agent will not need to take action (i.e., the exchange will be automatic) to receive their shares of post-reverse stock split common stock.
Accounting Matters
The Reverse Stock Split will not affect the per share par value of our common stock. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet, in the aggregate, will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following paragraphs are intended as a summary of certain U.S. federal income tax consequences to U.S. Holders (as defined below) with respect to the Reverse Stock Split, if effected. This summary does not attempt to describe all possible federal or other tax consequences of such actions nor does it address the particular circumstances of any U.S. Holder of shares of the Company’s common stock. In addition, it does not describe any state, local or non-U.S. tax consequences.
The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to holders of shares of the Company’s common stock that are U.S. Holders (as defined below) who hold such stock as a capital asset within the meaning of Section 1221 of the U.S. Internal

Revenue Code of 1986, as amended (the “Code”) for federal income tax purposes. This summary is based upon the provisions of the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis. In addition, except as specifically set forth below, this discussion does not discuss applicable tax reporting requirements.
This discussion does not address all aspects of federal income taxation that may be relevant to U.S. Holders in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, underwriters, or other financial institutions; (iii) tax-exempt organizations, qualified retirement plans, individual retirement accounts or other tax-deferred accounts; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) S corporations (and shareholders therein); (viii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (ix) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (x) persons holding shares of the Company’s common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other integrated transaction; (xi) persons who acquire shares of the Company’s common stock in connection with employment or other performance of services including pursuant to the exercise of compensatory stock options or the vesting of restricted shares of the Company’s common stock; (xii) persons who hold shares of the Company’s common stock as qualified small business stock within the meaning of Section 1202 of the Code; (xiii) U.S. expatriates or former long-term residents of the U.S.; (xiv) holders which own, have owned or will own (directly, indirectly or by attribution) 10% or more of the total vote or value of the Company’s stock; (xv) holders that are subject to special tax accounting rules; or (xvi) holders that hold their common shares in connection with a trade or business, permanent establishment, or fixed base outside the United States or that are otherwise subject to taxing jurisdictions other than, or in addition to, the U.S. In addition, this summary does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction and U.S. federal tax consequences other than federal income taxation. U.S. Holders that are subject to special provisions under the Code, including, but not limited to, U.S. Holders described immediately above, should consult their own tax advisors regarding the U.S. federal, U.S. federal alternative minimum, U.S. federal net investment income, U.S. federal estate and gift, U.S. state and local, and non-U.S. tax consequences relating to the Reverse Stock Split.
If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of the Company’s common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Owners of entities or arrangements that are classified as partnerships for U.S. federal income tax purposes should consult their own tax advisor regarding the U.S. federal income tax consequences arising from and relating to the Reverse Stock Split. This summary does not discuss any U.S. federal income tax consequences applicable to holders of Voting Preferred Stock, Company warrants or any other convertible or exchangeable Company securities. Holders of Voting Preferred Stock, Company warrants or any other convertible or exchangeable Company securities should consult their own tax advisors regarding the U.S. federal, state and local and non-U.S. tax consequences of the Reverse Stock Split and any related transactions to them in light of their own particular circumstances.
The Company has not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the United States federal income tax consequences of the Reverse Stock Split and there can be no assurance the IRS will not challenge the statements and conclusions set forth in this discussion or that a court would not sustain any such challenge. EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.
For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of the Company’s common stock that for U.S. federal income tax purposes is: (i) an individual citizen or resident of the United States; (ii) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, the administration of which is subject to the primary supervision of a U.S. court and as to which one or more U.S. persons have the authority to control all substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person.
This summary does not address the tax consequences of transactions effected prior or subsequent to, or concurrently with, the Reverse Stock Split (whether or not such transactions are undertaken in connection with the Reverse Stock Split).
The Reverse Stock Split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code and/or a tax-deferred exchange pursuant to Section 1036 of the Code for U.S. federal income tax purposes. Provided the Reverse Stock Split qualifies as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code and/or a tax-deferred exchange pursuant to Section 1036 of the Code for U.S. federal income tax purposes, a U.S. Holder generally should not recognize gain or loss upon the receipt of the Company’s common stock in the Reverse Stock Split except with respect to any additional fractions of a share of the Company’s common stock received as a result of the rounding up of any fractional shares that would otherwise be issued, as discussed below. Subject to the following discussion regarding a U.S. Holder’s receipt of a whole share of the Company’s common stock in lieu of a fractional share, a U.S. Holder’s aggregate tax basis in the shares of the Company’s common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of the Company’s common stock surrendered, and such U.S. Holder’s holding period in the shares of the Company’s common stock received should include the holding period in the shares of the Company’s common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of the Company’s common stock surrendered to the shares of the Company’s common stock received pursuant to the Reverse Stock Split. U.S. Holders of shares of the Company’s common stock acquired on different dates and at different prices should consult their own tax advisors regarding the allocation of the tax basis and holding period of such shares.
As described above under “Fractional Shares,” no fractional shares of the Company’s common stock will be issued as a result of the Reverse Stock Split. Instead, if the Reverse Stock Split would result in a U.S. Holder receiving fractional shares, the number of shares to be issued to such U.S. Holder will be rounded up to the nearest whole share. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of the Company’s common stock are not clear. A U.S. Holder who receives one whole share of the Company’s common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such U.S. Holder was otherwise entitled. The Company is not making any representation as to whether the receipt of one whole share in lieu of a fractional share will result in income or gain to any stockholder, and stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the Reverse Stock Split.
Interests of Directors and Executive Officers
None of the Company’s directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of shares of the Company’s common stock.
No Appraisal Rights
Stockholders are not entitled to rights of appraisal with respect to this proposal.
Required Vote and Recommendation
Stockholders may vote for, against, or abstain from voting on the approval of the Reverse Stock Split. The Reverse Stock Split proposal will be approved if it receives the affirmative vote of a majority of the shares of the Company’s common stock and preferred stock, voting together as a single class, present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions and broker non-votes will effectively count as votes against the Reverse Stock Split proposal. Failures to vote will also effectively count as votes against the Reverse Stock Split proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL NO. 3
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of our board of directors has engaged MNP LLP (“MNP”), as our independent registered public accounting firm for the year ending December 31, 2023 and is seeking ratification of such selection by our stockholders at the Annual Meeting. MNP has audited our financial statements for the fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020. Representatives of MNP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of MNP as our independent registered public accounting firm. However, the audit committee is submitting the selection of MNP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the audit committee will reconsider whether to retain MNP. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
Principal Accountant Fees and Services
The following table provides information regarding the fees incurred to MNP, the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2022 and December 31, 2021.
	2022	2021
Audit Fees(1)	$1,097,820	$1,053,950
Tax Fees(2)	—	—
Audit-Related Fees(3)	337,318	233,420
All Other Fees	—	—
Total Fees	$1,435,138	$1,287,370
(1)	Audit fees are fees billed related to the audit of our annual consolidated financial statements included in our annual report on Form 10-K.
(2)	Tax fees consist of fees billed for tax compliance, tax advice and tax planning services.
(3)	Audit-Related fees consist of fees billed for the review of our quarterly consolidated financial statements; comfort letters, consents and assistance with and review of documents filed with the SEC.
We furnished the foregoing disclosure to MNP.
Pre-Approval Policies and Procedures
The audit committee or a delegate of the audit committee pre-approves or provides pursuant to pre-approvals policies and procedures for the pre-approval of, all audit and non-audit services provided by the Company’s independent registered public accounting firm. This policy is set forth in the charter of the audit committee and is available at http://ir.venusconcept.com.
The Company’s audit committee approved all of the audit, audit-related, tax and other services provided by MNP for 2022 and the estimated costs of those services. Actual amounts billed, to the extent in excess of the estimated amounts, are periodically reviewed and approved by the audit committee.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of Venus Concept Inc. under the Securities Act of 1933, as amended, or the Exchange Act.
The primary purpose of the audit committee is to oversee our financial reporting processes on behalf of our board of directors. The audit committee’s functions are more fully described in its charter, which is available on our website at http://ir.venusconcept.com. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2022.
The audit committee has discussed with MNP LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the audit committee discussed with MNP LLP their independence, and received from MNP LLP the written disclosures and the letter required by Ethics and Independence Rule 3526 of the PCAOB. Finally, the audit committee discussed with MNP LLP, with and without management present, the scope and results of MNP LLP’s audit of such financial statements.
Based on these reviews and discussions, the audit committee recommended to our board of directors that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC. The audit committee also has engaged MNP LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and is seeking ratification of such selection by the stockholders.
Audit Committee
Louise Lacchin
Anthony Natale, M.D.
Fritz LaPorte

PROPOSAL NO. 4
NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
(“SAY-ON-PAY”)
Pursuant to Section 14A of the Exchange Act and the rules and regulations promulgated thereunder (including without limitation Rule 14a-21(a)), the Company’s stockholders will be asked at the Annual Meeting to vote, on a non-binding advisory basis, on the compensation of the Company’s NEOs (as defined below).
The vote on the Say-on-Pay proposal gives the Company’s stockholders the opportunity to express their views on the compensation paid to the NEOs. The vote is not intended to address any specific item of compensation, but rather the overall compensation of the NEOs as disclosed in this Proxy Statement. You are urged to read carefully the “Executive Compensation” section of this Proxy Statement, including the Summary Compensation Table and Pay Versus Performance Table below and other related compensation tables and narrative disclosure, for details regarding the compensation paid to the NEOs during fiscal year 2022 and other information with respect to their compensation for services on behalf of the Company.
The board of directors believes that the Company’s compensation program for its executive officers, including the NEOs, is appropriate based upon the Company’s performance, the performance and level of responsibility of each NEO and the market generally with respect to executive officer compensation. The board of directors also believes that the Company’s executive compensation program, which for the Company’s senior executive officers, including NEOS, (the (i) Chief Executive Officer, (ii) General Counsel and Corporate Secretary, (iii) Chief Financial Officer, (iv) Chief Innovation and Business Officer, (v) Executive Vice President and General Manager, Global Sales and Marketing, (vi) Chief Human Resources Officer, and (vii) Senior Vice President, Technical Operations & Compliance) (the “Senior Executive Officers”) includes annual evaluations under a Long-Term Incentive Plan (“LTIP”) and Short-Term Incentive Plan (“STIP”), aligns the interests of the Corporation’s Senior Executive Officers with those of the Company’s shareholders by compensating the Senior Executive Officers in a manner designed to advance both the short-and long-term interests of the Company and its shareholders.
Our compensation committee, which is appointed by our board of directors, is responsible for establishing, implementing, and monitoring our compensation philosophy and objectives. We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive. We have structured the compensation programs for our executives around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
COMPENSATION OF THE NEOS BY APPROVING THE FOLLOWING RESOLUTION:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”
Stockholders may vote for, against, or abstain from voting on the Say-on-Pay proposal. The compensation of the NEOs in connection with the Say-on-Pay proposal will be approved, on a non-binding advisory basis, if it receives the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the proposal. Abstentions will effectively count as votes against the Say-on-Pay proposal. Failures to vote will also effectively count as votes against the Say-on-Pay proposal.
The vote on the Say-on-Pay proposal is advisory only and will not be binding upon the Company or its board of directors or compensation committee. However, the board of directors and compensation committee take seriously stockholders’ preferences as expressed in their votes and will consider the outcome of the vote in connection with future executive compensation arrangements.

PROPOSAL NO. 5
NON-BINDING ADVISORY VOTE ON FREQUENCY OF STOCKHOLDER VOTES ON EXECUTIVE COMPENSATION
(“SAY-ON-FREQUENCY”)
The board of directors is providing our stockholders with a non-binding advisory vote on the frequency of stockholder votes on NEO compensation, or Say-on-Pay votes, such as that provided for in Proposal Four — Non-Binding Advisory Vote on Named Executive Officer Compensation. This non-binding advisory vote is required to be conducted every six years under Rule 14a-21(a), Section 14A of the Exchange Act, pursuant to the Dodd-Frank Act. This Annual Meeting constitutes the first instance in which the Company will hold a Say-on-Pay vote. The next required advisory vote on the frequency of future stockholder advisory votes on NEO compensation will occur no later than the 2029 Annual Meeting of Stockholders.
Stockholders may indicate whether they prefer that we hold a Say-on-Pay vote every one year, two years, or three years, or they may abstain from this vote. Abstentions will effectively count as votes against the Say-on-Frequency proposal. Failures to vote will also effectively count as votes against the Say-on-Frequency proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE THREE (3)-YEAR FREQUENCY OPTION.
A Say-on-Pay vote occurring once every three years will permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote on executive compensation, including any changes made in response to the outcome of a prior advisory vote on executive compensation.
Although the board of directors recommends a Say-on-Pay vote every three years, stockholders are not voting to approve or disapprove the board of directors recommendation. Rather, stockholders are being asked to vote on the following resolution:
“RESOLVED, that the stockholders of Venus Concept Inc. determine, on a non-binding advisory basis, that the frequency with which the stockholders shall have an advisory vote on executive compensation set forth in the Company’s proxy statement for its annual meeting of stockholders, beginning with the 2023 Annual and Special Meeting of Stockholders, is (i) every one (1) year, (ii) every two (2) years, or (iii) every three (3) years.”
The Say-on-Frequency vote consists of four voting options: “FOR” a one (1)-year frequency, “FOR” a two (2)-year frequency, “FOR” a three (3)-year frequency or “ABSTAIN”. Each voting option is mutually exclusive, meaning that stockholders should only vote “FOR” one option or “ABSTAIN” from voting. The option of one (1)-year frequency, two (2)-year frequency, or three (3)-year frequency that receives the highest number of votes cast by our stockholders will reflect the frequency for future Say-on-Pay votes that has been selected by our stockholders. Abstentions will effectively count as votes against the Say-on-Frequency proposal. Failures to vote will not have any impact on the Say-on-Frequency proposal.
As this is an advisory vote, the outcome of the vote is not binding on the Company, and the compensation committee and the board of directors may decide that it is in the best interests of our stockholders to hold a Say-on-Pay vote more or less frequently than the preference receiving the highest number of votes of our stockholders. However, the compensation committee and the board of directors value the opinions expressed by our stockholders in their vote on this proposal and expect to take into account the outcome of this vote when considering the frequency of future advisory votes on executive compensation.

CORPORATE GOVERNANCE
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available on our website at http://ir.venusconcept.com. Any amendments to the code, or any waivers of its requirements, will be disclosed on our website.
Corporate Governance Guidelines
We believe in sound corporate governance practices and have adopted formal corporate governance guidelines to enhance our effectiveness. Our board of directors adopted these corporate governance guidelines in order to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The corporate governance guidelines are also intended to align the interests of directors and management with those of our stockholders. The corporate governance guidelines set forth the practices our board of directors follows with respect to board of directors and committee composition and selection, board of directors’ meetings, Chief Executive Officer performance evaluation and succession planning. A copy of our corporate governance guidelines is available on our website at http://ir.venusconcept.com.
Independence of the Board of Directors
As required under the Nasdaq rules and regulations, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by such board. Our board of directors consults with the Company’s legal counsel to ensure that the board of directors’ determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards, as in effect from time to time.
Consistent with these considerations, our board of directors has determined that all of our directors, other than Rajiv De Silva, qualify as “independent” directors in accordance with the Nasdaq listing requirements. Mr. De Silva is not considered independent because he is an employee of the Company. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our board of directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board of directors considered information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
As required under Nasdaq rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. All of the committees of our board of directors are comprised entirely of directors determined by the board of directors to be independent within the meaning of Nasdaq and SEC rules and regulations applicable to the members of such committees.
Leadership Structure of the Board
Our bylaws and corporate governance guidelines provide our board of directors with flexibility to combine or separate the positions of Chair of the board of directors and Chief Executive Officer and to implement a lead director in accordance with its determination that utilizing one or the other structure would be in the best interests of our company. Mr. Barry currently serves as the chair of our board of directors. In that role, Mr. Barry presides over the executive sessions of the board of directors and serves as a liaison between management and the board of directors.
Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Role of Board in Risk Oversight Process
Risk assessment and oversight are an integral part of our governance and management processes. Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the board of directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies and presents the steps taken by management to mitigate or eliminate such risks.
Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure and our audit committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The audit committee also monitors compliance with legal and regulatory requirements and pursuant to our Related Person Transaction Policy and Procedures, the audit committee is responsible for approving or disapproving related person transactions. Our nominating and governance committee monitors the effectiveness of our corporate governance guidelines. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Board Committees
Audit Committee
Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee:
•	appoints our independent registered public accounting firm;
•	evaluates the independent registered public accounting firm’s qualifications, independence and performance;
•	determines the engagement of the independent registered public accounting firm;
•	reviews and approves the scope of the annual audit and the audit fee;
•	discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly consolidated financial statements;
•	approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;
•	monitors the rotation of partners of the independent registered public accounting firm on our engagement team in accordance with requirements established by the SEC;
•
is responsible for reviewing our consolidated financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

•	reviews our critical accounting policies and estimates; and
•	reviews the audit committee charter and the committee’s performance at least annually.
During the 2022 fiscal year, the audit committee met four times. The current members of our audit committee are Louise Lacchin, Fritz LaPorte and Anthony Natale, M.D. Ms. Lacchin serves as the chair of the audit committee. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our board of directors has determined that Mr. LaPorte is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Under the rules of the SEC, members of the audit committee must also meet heightened independence standards. Our board of directors has determined that each of Louise Lacchin, Fritz LaPorte and Anthony Natale, M.D. are independent under the applicable rules of the SEC and Nasdaq. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq rules. A copy of the audit committee charter is available to security holders on the Company’s website at http://ir.venusconcept.com.

Compensation Committee
Our compensation committee oversees policies relating to compensation and benefits of our officers and employees. The compensation committee reviews and approves or recommends corporate goals and objectives relevant to compensation of our executive officers (other than our Chief Executive Officer), evaluates the performance of these officers in light of those goals and objectives and approves the compensation of these officers based on such evaluations. The compensation committee also reviews and approves or makes recommendations to our board of directors regarding the issuance of stock options and other awards under our incentive plans to our executive officers (other than our Chief Executive Officer). The compensation committee reviews the performance of our Chief Executive Officer and makes recommendations to our board of directors with respect to his compensation and our board of directors retains the authority to make compensation decisions relative to our Chief Executive Officer. The compensation committee will review and evaluate, at least annually, the performance of the compensation committee and its members, including compliance by the compensation committee with its charter.
During the 2022 fiscal year, the compensation committee met four times. The current members of our compensation committee are Fritz LaPorte, Louise Lacchin and Anthony Natale, M.D. Mr. LaPorte serves as the chair of the compensation committee. Each of the members of our compensation committee is independent under the applicable rules and regulations of Nasdaq, is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and is an “outside director” as that term is defined in Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, or Section 162(m). The compensation committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq rules. A copy of the compensation committee charter is available to security holders on the Company’s website at http://ir.venusconcept.com.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee is responsible for making recommendations to our board of directors regarding candidates for directorships and the size and composition of our board of directors. In addition, the nominating and corporate governance committee is responsible for ensuring that the board of directors has the requisite expertise, its membership consists of persons with sufficiently diverse and independent backgrounds, overseeing our corporate governance policies and reporting and making recommendations to our board of directors concerning governance matters.
During the 2022 fiscal year, the nominating and corporate governance committee met three times. The current members of our nominating and corporate governance committee are Scott Barry, Garheng Kong, M.D. and Anthony Natale M.D. Dr. Kong serves as the chair of the nominating and corporate governance committee. Each of the members of our nominating and corporate governance committee is an independent director under the applicable rules and regulations of Nasdaq relating to nominating and corporate governance committee independence. The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq rules. A copy of the nominating and corporate governance committee charter is available to security holders on the Company’s website at http://ir.venusconcept.com.
Stockholder Nominations
The nominating and corporate governance committee will consider director candidates recommended by stockholders. For a stockholder to make any nomination for election to the board of directors at an annual meeting, the stockholder must provide notice to the Company in accordance with our bylaws, which notice must be delivered to, or mailed and received at, the Company’s principal executive offices not less than 90 days and not more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder’s notice must be delivered, or mailed and received, not later than 90 days prior to the date of the annual meeting or, if later, the 10th day following the date on which public disclosure of the date of such annual meeting is made. Further updates and supplements to such notice may be required at the times, and in the forms, required under our bylaws. As set forth in our bylaws, submissions must include the name and address of the proposed nominee, information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Section 14(a) under the Exchange Act, information regarding the proposed nominee’s indirect and direct interests in shares of the Company’s common stock, and a completed and signed questionnaire, representation and agreement of the proposed nominee. Our bylaws also specify further requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to make a nomination for director review a copy of our bylaws, as amended and restated to date, which is available, without charge, from our General Counsel and Corporate Secretary, at 235 Yorkland Blvd., Suite 900, Toronto, Ontario M2J 4Y8.
These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposed nomination included in the proxy statement under the rules of the SEC. The timing for inclusion of a proposal in our proxy materials is set forth under “Information About the Proxy Process and Voting,” above.
To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than March 11, 2024.
Board Diversity
Our nominating and corporate governance committee is responsible for reviewing with the board of directors, on an annual basis, the appropriate characteristics, skills and experience required for the board of directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the nominating and corporate governance committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including but not limited to the following:
•	personal and professional integrity;
•	ethics and values;
•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;
•	experience in the industries in which we compete;
•	experience as a board member or executive officer of another publicly held company;
•	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;
•	conflicts of interest; and
•	practical and mature business judgment.
Currently, our board of directors evaluates each individual in the context of the board of directors as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.
Board Diversity Matrix (As of March 24, 2023)
Board Size:
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender:
Directors	1	6	—	1
Number of Directors who identify in Any of the Categories Below:
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	2	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	3	—	—
Two or More Races or Ethnicities	—	1	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	1

Attendance at Meetings of the Board of Directors, Board and Committee Member Attendance and Annual Meeting
Our board of directors met eight times during 2022. During 2022, each board member attended 75% or more of the aggregate number of meetings of the board of directors and of the committees on which they served. The independent directors met four times in regularly scheduled executive sessions in compliance with applicable Nasdaq listing standards, and held four ad hoc executive sessions during fiscal year 2022, at which only independent directors were present. All directors were in attendance at the Venus Concept Inc. 2022 annual meeting of stockholders.
We encourage all of our directors and nominees for director to attend our Annual Meeting; however, attendance is not mandatory.
Stockholder Communications with the Board of Directors
Should stockholders wish to communicate with the board of directors or any specified individual director, such correspondence should be sent to the attention of the General Counsel and Corporate Secretary, at 235 Yorkland Blvd., Suite 900, Toronto, Ontario M2J 4Y8. The General Counsel and Corporate Secretary will forward the communication to the board of directors, or specified individual director, as appliable.
Employee, Officer and Director Hedging
The Company’s Insider Trading Policy prohibits hedging transactions involving the Company’s equity securities, including but not limited to zero-cost collars and forward sale contracts. This policy applies to all officers, directors, employees and certain consultants of the Company.
Compensation Committee Interlocks and Insider Participation
During the year ended December 31, 2022, our compensation committee consisted of Fritz LaPorte, Louise Lacchin and Anthony Natale, M.D. None of the members of our compensation committee during 2022 nor any of the current members of the committee has at any time been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our board of directors or compensation committee.

TRANSACTIONS WITH RELATED PERSONS
Described below are all transactions occurring since January 1, 2021 to which the Company was a party and in which (i) the amounts involved, exceeded or will exceed $120,000, and (ii) a director, executive officer, holder of more than 5% of our outstanding common stock, or any member of such person’s immediate family had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation” and the amounts for executive officers of the Company whose compensation was approved by the Company’s board of directors or the compensation committee of the board of directors. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions with unrelated third parties.
Sales and Purchases of Securities
On November 18, 2022, we issued and sold in a private placement to certain investors an aggregate of 1,750,000 shares of common stock and 3,185,000 shares of preferred stock were issued which are convertible into shares of common stock on a 1:10 basis (the “2022 Private Placement”). The gross proceeds of the 2022 Private Placement were $6.72 million before offering expenses. The officers, directors and/or holders of more than 5% of our outstanding common stock shown in the table below purchased securities in the 2022 Private Placement.
Name	Common Stock	Voting Preferred Stock	Aggregate Purchase Price
HealthQuest Partners II, L.P.(1)	—	335,000	$670,000
EW Healthcare Partners, L.P. and related investment entities(2)	—	1,500,000	$3,000,000
Masters Capital Management, LLC and related investment entities(3)	—	1,000,000	$2,000,000
Masters Special Situations, LLC and related investment entities(4)	—	350,000	$700,000
Rajiv De Silva(5)	1,250,000	—	$250,000
Hemanth Varghese(6)	250,000	—	$50,000
Stanley Tyler Hollmig, M.D.(7)	250,000	—	$50,000
(1)	Dr. Kong, a member of the Company’s board of directors, is affiliated with HealthQuest Partners II, L.P. (“HealthQuest”).
(2)	Mr. Barry, a member of the Company’s board of directors, is affiliated with the EW Healthcare Partners, L.P. and related investment entities (“EW Entities”).
(3)	Masters Capital Management, LLC and its related entities are holders of more than 5% of our outstanding common stock (“MCM Entities”).
(4)	Master Special Situations, LLC and its related entities are holders of more than 5% of our outstanding common stock (“MSS Entities”).
(5)	Mr. De Silva is the Company’s Chief Executive Officer and member of the Company’s board of directors.
(6)	Mr. Varghese is the Company’s President & Chief Innovation and Business Officer.
(7)	Dr. Hollmig is a member of the Company’s board of directors.
On December 15, 2021, we issued and sold in a private placement to certain investors an aggregate of 9,808,418 shares of common stock and 3,790,755 shares of non-voting preferred stock which are convertible into shares of common stock on a 1:1 basis (the “2021 Private Placement”). The gross proceeds of the 2021 Private Placement were $17.0 million before offering expenses. The directors and/or holders of more than 5% of our outstanding common stock shown in the table below purchased securities in the 2021 Private Placement.
Name	Common Stock	Aggregate Purchase Price
HealthQuest Partners II, L.P.(1)	1,600,000	$2,000,000
EW Healthcare Partners, L.P. and related investment entities(2)	3,920,000	$4,900,000
Keith J. Sullivan Revocable Trust	80,000	$100,000
(1)	Dr. Kong, a member of the Company’s board of directors, is affiliated with HealthQuest.
(2)	Mr. Barry, a member of the Company’s board of directors, is affiliated with the EW Entities.
(3)	Mr. Sullivan, a member of the Company’s board of directors, is affiliated with the Keith J. Sullivan Revocable Trust.

Registration Rights Agreements
On November 18, 2022, in connection with the 2022 Private Placement, the Company, HealthQuest, the EW Entities, MCM Entities, MSS Entities, Mr. De Silva, Mr. Varghese and Dr. Hollmig entered into an amendment and restatement to the Registration Rights Agreement, dated December 15, 2021 (the “A&R Registration Rights Agreement”). The A&R Registration Rights Agreement provides, among other things, that certain holders of the Company’s capital stock have certain rights relating to the registration of shares of such capital stock.
On December 15, 2021, in connection with the 2021 Private Placement, the Company, HealthQuest, the EW Entities, and Keith J Sullivan Revocable Trust entered into a registration rights agreement. The registration rights agreement provides, among other things, that certain holders of the Company’s capital stock have certain rights relating to the registration of shares of such capital stock.
Transactions with Our Chief Operating Officer
Søren Maor Sinay served as Chief Operating Officer of Venus Concept Ltd. from September 2017 to November 2019, and as Chief Operating Officer of Venus Concept Inc. from November 2019 until February 2023. Mr. Sinay and our subsidiaries have entered into the following agreements:
Distribution Agreements
On January 1, 2018, Venus Concept Ltd. entered into a distribution agreement with Technicalbiomed Co., Ltd (“TBC”) pursuant to which TBC distributes our products in Thailand. Mr. Sinay is a 30% shareholder of TBC. For the years ended December 31, 2022 and 2021, TBC purchased products in the amount of $951,000 and $537,000, respectively, under this distribution agreement.
In the fourth quarter of fiscal year 2020, the Company disposed of its interest in Venus Singapore. Effective January 1, 2021, the Company entered into a distribution agreement with Aexel Biomed Pte Ltd. (“Aexel Biomed”), formerly Venus Singapore, pursuant to which Aexel Biomed distributes our products in Singapore. Mr. Sinay is a 45% shareholder of Aexel Biomed and is currently an officer of that company. For the years ended December 31, 2022 and December 31, 2021, Aexel Biomed purchased products in the amount of $441,000 and $239,000 under the distribution agreement.
Director and Executive Officer Compensation
See “Executive Compensation” and “Director Compensation” for information regarding compensation of directors and executive officers.
Employment Agreements
We have employment agreements with our executive officers. For more information regarding these agreements, see “Executive Compensation–Narrative to 2022 Summary Compensation Table and Additional Narrative.”
Indemnification Agreements and Directors’ and Officers’ Liability Insurance
We have entered into indemnification agreements with each of our directors and executive officers. These agreements require us to, among other things, indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We have obtained an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.
Policies and Procedures for Related Party Transactions
Our board of directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including without limitation purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including but not limited to whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.

DIRECTOR COMPENSATION
The following outlines the compensation paid to the directors of the Company for the full fiscal year ended December 31, 2022.
Pursuant to its current non-employee director policy (the “Director Policy”), each non-employee director receives an annual retainer of $45,000 and a non-employee director serving as Chair of the board of directors receives an additional annual retainer of $30,000. Non-employee directors who served on one or more committees were eligible to receive the following annual committee fees:
Committee	Chair	Other Member
Audit committee	$25,000	$10,000
Compensation committee	$20,000	$10,000
Nominating and corporate governance committee	$15,000	$5,000
Upon each non-employee director’s initial appointment or election to the Company’s board of directors, each individual was automatically granted an option award to purchase shares of common stock. In addition, each non-employee director who is serving on the Company’s board of directors may from time to time be granted additional options to purchase shares of common stock as determined by the board of directors based upon individual contributions and overall performance. These options typically vest over a four-year period following the applicable grant date, subject to continued service through each applicable vesting date. These awards typically vest either in equal quarterly installments or with a one-year cliff vesting followed by vesting of equal monthly tranches thereafter. Any unvested equity awards that are held by non-employee directors would not automatically vest immediately prior to the occurrence of a change in control. Pursuant to a Compensation Committee policy, non-employee directors affiliated with a venture fund or an investment fund may also elect to forfeit their right to receive any cash compensation and grants of options.

The following table sets forth information concerning the compensation earned, during the year ended December 31, 2022, by the non-employee directors of the Company. The tables below do not include the compensation and equity holdings for Mr. De Silva, who serves as the Chief Executive Officer of the Company, which compensation and holdings are reflected in the Summary Compensation Table and Outstanding Equity Awards at 2022 Fiscal Year-End Table below. Mr. De Silva does not receive any compensation for his service on the board of directors of the Company. The tables below also do not include the compensation and equity holdings for Mr. Serafino, former Chief Executive Officer and former member of the board of directors, which compensation and holdings are reflected in the Summary Compensation Table and Outstanding Equity Awards at 2022 Fiscal Year-End Table below.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Scott Barry	80,000	15,303	95,303
Garheng Kong	60,000	15,303	75,303
Louise Lacchin	80,000	15,303	95,303
Fritz LaPorte	75,000	17,798	90,303
Tony Natale	70,000	17,798	85,303
Keith Sullivan	45,000	15,303	60,303
Stanley Tyler Hollmig	45,000	15,303	60,303
(1)
Amounts shown represent the grant date fair value of stock awards and options granted as calculated in accordance with ASC Topic 718, Stock-based compensation. See note 15 of the audited consolidated financial statements included in the Form 10-K for the assumptions used in calculating these amounts. As of December 31, 2022, these non-employee directors held options to purchase the aggregate number of shares of our common stock set forth in the table below.

Name	Shares Subject to Outstanding Options
Scott Barry	92,301
Garheng Kong	92,301
Louise Lacchin	106,718
Fritz LaPorte	140,369
Tony Natale	125,951
Keith Sullivan	76,827
Stanley Tyler Hollmig	25,000

EXECUTIVE OFFICERS
The following is biographical information for our executive officers, including their ages as of March 24, 2022.
Name	Age	Position(s)
Executive Officers
Rajiv De Silva	56	Chief Executive Officer and Director
Domenic Della Penna	61	Executive Vice President & Chief Financial Officer
Hemanth Varghese	47	President & Chief Innovation and Business Officer
Ross Portaro	60	Executive Vice President & General Manager, Global Sales & Marketing
Anna Georgiadis	52	Chief Human Resources Officer
Michael Mandarello	38	General Counsel and Corporate Secretary
William McGrail	61	Senior Vice President, Technical Operations & Compliance
Executive Officers
Rajiv De Silva has served as the Company’s Chief Executive Officer and director since October 2022. Mr. De Silva brings extensive executive experience and expertise in the fields of dermatology, aesthetics, pharmaceuticals, medical devices and healthcare. He currently serves as the Chairman of the Board of Directors of Covis Pharma, a multinational specialty pharmaceutical company, and is a co-founder of Asiri Skincare, a privately held company focused on topical consumer therapeutic skincare products. He has previously served as President, Chief Executive Officer, and Director of Endo International Plc, a publicly traded, multinational pharmaceutical corporation, as well as President of Valeant Pharmaceuticals International (now Bausch Health), where he also served as Chief Operating Officer of the company’s Specialty Pharmaceuticals business, including its dermatology and aesthetics unit. Prior to that, Rajiv held various leadership positions within Novartis AG, including President of Novartis Pharma Canada. Mr. De Silva began his career in healthcare at McKinsey & Company in 1995, where he rose to Partner. Venus Concept believes Mr. De Silva is qualified to serve on its board of directors based on his extensive management experience in the medical and aesthetic industries and his role as the Chief Executive Officer of Venus Concept.
Domenic Della Penna has served as the Company’s Executive Vice President and Chief Financial Officer since February 2023. Previously, Mr. Della Penna served as the Company’s Chief Financial Officer since November 2019 and served in the same role at Venus Concept Ltd. from September 2017 until November 2019. Prior to joining Venus Concept, Mr. Della Penna served as Chief Financial Officer of Intellipharmaceutics International Inc. (Nasdaq: IPCI; and TSX:IPCI) from November 2014 until September 2017 and as Chief Financial Officer of Teva Canada Ltd., a subsidiary of Teva Pharmaceuticals Industries Ltd (NYSE:TEVA), from December 2010 until September 2014. Mr. Della Penna is a C.A., CPA and holds a BBA and MBA from the Schulich School of Business at York University (Toronto).
Hemanth Varghese, Ph.D, CFA has served as the Company’s President and Chief Innovation & Business Officer since February 2023. Previously, Dr. Varghese served as the Company’s President and Chief Business Officer since October 2022. Before joining Venus Concept, Dr. Varghese served as Senior Vice President of Strategy & Operations at HLS Therapeutics from 2017 until 2022. He previously worked for Endo International Plc, a multinational healthcare company, from 2014 until 2017 as President of International Pharmaceuticals and Executive Vice President of Corporate Development & Strategy. From 2009 until 2014, Dr. Varghese served as General Manager of Vision Care at Bausch & Lomb and Senior Vice President of Corporate Development at Valeant Pharmaceuticals (now Bausch Health). He has also held leadership roles in venture capital and corporate development enterprises with a specialization in healthcare technology, medical devices, and imaging modalities. Dr. Varghese has an Honors BSc and a PhD in Medical Biophysics from Western University and is a CFA charter holder.
Ross Portaro has served as the Company’s Executive Vice President & General Manager, Global Sales & Marketing since February 2023. Previously, he served as the Company’s President of Global Sales from October 2021 until February 2023. Before becoming the Company’s President of Global Sales, Mr. Portaro served as the Vice President (EMEA) for Venus Concept from May 2021 until October 2021. Before joining Venus Concept in May 2021, Mr. Portaro served various executive roles at Candela Laser Corporation from January 2016 until May 2021. This included service for Candela Laser Corporation from October 2019 until May 2021 as the Vice President of EMEA Direct, from January 2018 until October 2019 as the Global Vice President of the Surgical Business Unit,

and from January 2016 until January 2018 as the Global Vice President of Profound. From April 2014 until January 2016, Mr. Portaro served as Senior Vice President of Sales for BioPharmx. Mr. Portaro is an industry veteran previously working for Coherent Lasers, Cutera Inc., Lumenis Inc., TRIA Beauty, Medicis Inc, and Merz Inc. (formerly Ulthera). Mr. Portaro earned his Bachelor of Science degree in Commerce from the University of Virginia in 1984.
Anna Georgiadis has served as the Company’s Chief Human Resources Officer since February 2023. Previously, Ms. Georgiadis served as the Company’s Vice President of Global Human Resources since November 2019 and served in the same role at Venus Concept Ltd. from September 2018 until November 2019. Prior to joining Venus Concept, Ms. Georgiadis served as Senior Director of Telecom and Sales Enablement at Loblaw Companies Limited (OTCMKTS:LBLCF) where her responsibilities included human resources, training, internal communications, sales enablement and P&L responsibilities in various business units, from January 2008 until September 2018. Ms. Georgiadis earned a Bachelor of Arts from the University of Toronto and holds a Certificate in HR Management from the Human Resources Professionals Association.
Michael Mandarello has served as the Company’s General Counsel and Corporate Secretary since September 2021. Mr. Mandarello served as the Company’s Head of Legal and Corporate Secretary from September 2020 until September 2021, and as its Associate General Counsel from November 2019 until September 2020, and in the same role with Venus Concept Ltd. from October 2019 until November 2019. Before joining Venus Concept, Mr. Mandarello practiced business law in progressive in-house roles, serving as Corporate Counsel at Walmart Canada Corp. from 2015 until 2019 and Legal Counsel to the Toronto Organizing Committee for the 2015 Pan-Am Games. Mr. Mandarello began his legal career in 2011 with Osler, Hoskin & Harcourt LLP in its Corporate Law group. Mr. Mandarello earned his Juris Doctor from the University of Windsor, Faculty of Law in 2010, graduating in the top 5th percentile, and also holds an Honors Bachelor of Arts Degree from the University of Toronto, graduating with High Distinction in 2007. Michael was called to the Bar of Ontario in 2011.
William McGrail has served as the Company’s Senior Vice President, Technical Operations and Compliance since February 2023. Previously, Mr. McGrail served as the Company’s Vice President, Global Regulatory Affairs and Quality Assurance from October 2021 until January 2023. Mr. McGrail served as Principal Consultant for McGrail Consulting, LLC, from January 2014 until September 2021. During that time, Mr. McGrail served as Vice President Regulatory Affairs & Quality Assurance at Linus Health, Inc from 2018 until 2021, Vice President, Regulatory Affairs & Quality Assurance at ROM Technologies, Inc. from 2017 until 2020, Vice President Quality and Regulatory Assurance at Infobionic, Inc. from 2016 until 2017 and Vice President Regulatory Affairs at Labstyle Innovations, Ltd. from 2014 until 2016. Mr. McGrail served as Vice President, Research & Development, Clinical, Quality and Regulatory at Agamatrix, Inc. from 2011 until 2014, Vice President, Research & Development, Clinical & Regulatory at Eleme Medical, Inc. from 2007 until 2011. Mr. McGrail was employed by Candela Corporation from 1987 until 2007. While at Candela Mr. McGrail served as Senior Vice President, Operations from 2003 until 2007, Vice President, Research & Development and Operations from 2000 until 2003, Vice President, Development Engineering from 1998 until 2000, Hardware/Software Design Engineer and Project Manager from 1987 until 1998. Mr. McGrail earned a Master of Business Administration degree from Boston University and a Bachelor of Science in Electrical Engineering degree from the University of Lowell.

EXECUTIVE COMPENSATION
The following is an overview of the compensation arrangements of our named executive officers (“NEOs”). This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. As an “smaller reporting company”, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies.
Our compensation committee, which is appointed by our board of directors, is responsible for establishing, implementing and monitoring our compensation philosophy and objectives. We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive. We have structured the compensation programs for our executives around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.
Our NEOs for fiscal year 2022 are as follows, and their current and former positions with the Company are listed next to their name:
•	Rajiv De Silva, Chief Executive Officer;
•	Domenic Serafino, Former Chief Executive Officer;
•	Domenic Della Penna, Executive Vice President & Chief Financial Officer; and
•	Ross Portaro, Executive Vice President & General Manager, Global Sales & Marketing.
Summary Compensation Table
The following table sets forth total compensation for our NEOs during 2022 and 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Rajiv De Silva Chief Executive Officer	2022	131,250	80,700	684,090	—	—	2,625	898,655
	2021	—	—	—	—	—	—	—
Domenic Serafino(2) Former Chief Executive Officer	2022	412,497	—	91,815	69,000	—	191,875	$765,187
	2021	561,749	363,000	206,560	—	—	23,099	1,154,408
Domenic Della Penna(2) Executive Vice President & Chief Financial Officer	2022	343,624	35,900	93,811	51,750	—	17,272	542,357
	2021	347,750	157,000	154,920	—	—	25,267	684,937
Ross Portaro Executive Vice President & General Manager, Global Sales & Marketing	2022	300,000	12,300	55,887	34,500	227,600	150	630,438
	2021	179,730	32,000	233,280	—	133,711	65,273	643,994
(1)
Amounts shown represent the grant date fair value of options or stock awards granted as calculated in accordance with ASC Topic 718, Stock-based compensation. See note 15 of the audited consolidated financial statements included in the Form 10-K, for the assumptions used in calculating these amounts.

(2)
The amounts for Mr. Serafino’s and Mr. Della Penna’s Salary, Bonus, and All Other Compensation are presented in US dollars. Bonus amounts are approved by the board of directors in US dollars and are presented as such. All Other Compensation amounts are paid in Canadian dollars and were translated to US dollars based upon the following average annual exchange rates per US dollar, as applicable and as published by www.ofx.com: 2022 – 1.3012 and 2021 – 1.2537.

(3)
The stock awards were comprised of RSUs, which were granted in 2022 for performance in 2021. The fair value of each RSU award granted was calculated by multiplying the closing trading price on the Nasdaq Global Markets Exchange on the day of grant of the RSU by the number of RSU awards granted.

Outstanding Equity Awards at 2022 Fiscal Year End
The following table lists all outstanding equity awards held by our NEOs as of December 31, 2022.
		Option Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Number of Securities Underlying Stock Award	Stock Award Price on Grant($)	Option Expiration Date
Rajiv De Silva	10/02/2022(3)	—	3,300,000	0.44	—	—	10/02/2032
					—	—
Domenic Serafino(1)	09/01/2013	293,154	—	1.35	50,000	1.38	09/01/2023
	02/05/2015	343,717	—	3.60	—	—	02/05/2025
	03/30/2020(2)	103,125	46,875	3.64	—	—	03/30/2030
	03/26/2021(2)	87,500	112,500	2.37	—	—	03/26/2031
	03/25/2022(2)	28,125	121,875	1.38	—	—	03/25/2032
Domenic Della Penna	08/09/2017	115,341	—	7.05	37,500	1.38	08/09/2027
	08/08/2018(2)	5,767	—	7.95	—	—	08/08/2028
	03/30/2020(2)	103,125	46,875	3.64	—	—	03/30/2030
	03/26/2021(2)	65,625	84,375	2.37	—	—	03/26/2031
	03/25/2022(2)	21,094	91,406	1.38	—	—	03/25/2032
	11/10/2022(2)	—	250,000	0.212	—	—	11/10/2032
Ross Portaro	05/25/2021	39,583	60,417	2.01	25,000	1.38	05/25/2031
	11/12/2021(2)	50,000	150,000	1.74	—	—	11/12/2031
	03/25/2022(2)	14,063	60,937	1.38	—	—	03/25/2032
	11/10/2022(2)	—	100,000	0.212	—	—	11/10/2032
(1)
These equity awards do not reflect awards which were granted to immediate family members of Mr. Serafino, in their capacities as employees of the Company. The equity holdings of these family members are reflected on the Shares Beneficially Owned table included on page 44 of this Proxy Statement.

(2)
The options subject to this award vest and become exercisable in equal quarterly installment on each quarterly anniversary of the grant date for four years, subject to the holder continuing to provide services to the Company through such vesting date.

(3)	These award represents an inducement grant made outside of the 2019 Plan as incentive to Mr. De Silva accepting employment with the Company.
Narrative to 2022 Summary Compensation Table and Additional Narrative Disclosure
2022 Salaries
Effective April 1, 2022, Mr. Serafino’s annual base salary was $560,000, Mr. Della Penna’s annual base salary was $350,000, and Mr. Portaro’s annual base salary was $300,000. Effective October 2, 2022, Mr. Serafino was separated from his employment as Chief Executive Officer of the Company. Mr. De Silva was appointed to the position Chief Executive Officer of the Company on that same day. Effective October 2, 2022, Mr. De Silva’s annual base salary was $525,000.
Terms and Conditions of 2022 Annual Bonuses and Retention Awards – Messrs. De Silva, Serafino, Della Penna and Portaro
With respect to the annual bonus opportunity for Messrs. De Silva, Serafino, Della Penna and Portaro, achievement against the predetermined performance objectives, determined by the Company’s board of directors, directly impacts the annual bonus payout and links the compensation of these NEOs with the overall performance of the Company. These objectives are set forth on the management scorecard established by the Company’s board of directors. For 2022, the management scorecard applicable to Messrs. De Silva, Serafino, Della Penna and Portaro included business growth and profitability, product innovation, and cash flow/margin percentage targets. The NEOs are eligible to receive between 80% to 120% of their respective target base bonus, which is determined based on Company performance as measured against the management scorecard. For 2022, Mr. De Silva was eligible for a bonus range with the maximum equal to 90% of his base salary, Mr. Serafino was eligible for a bonus range with a maximum equal to 90% of his base salary, Mr. Della Penna was eligible for a bonus range with a maximum equal to 60% of his base salary, and Mr. Portaro was eligible for a bonus range with a maximum equal to 24% of his base salary. The Company’s board of directors reviews the Company’s actual performance against the metrics established in the management scorecard for the respective year to determine each NEO’s annual cash bonus payout.
As a result of macroeconomic headwinds, including increased interest rates, foreign exchange loss and inflationary pressure affecting our operating costs and cash position, the Company was faced with numerous significant operating challenges throughout fiscal year 2022. To address these challenges, among other things, the company significantly modified its business model and sales approach to bolster cash generation and implemented operating cost reduction initiatives. In October, the board of directors took action to replace Mr. Serafino with Mr. De Silva to lead the Company through its next stage of development, which included a financial, operational and market assessment of the Company that began in the fourth quarter and executing a restructuring of the organization in the first quarter of fiscal year 2023.
Given the foundational nature of the changes described above, the Company experienced significant disruptions to our business, which included the retraining of our sales and marketing personnel to execute of revised business model, a consolidation of unprofitable international operations, reduced revenue caused by the new limitations imposed on our subscription business, resulting in strain on the Company’s cash position. The operational, financial and market assessments conducted by management and external consultants required the careful attention of management and deployment of resources. Further, our customers were also affected by the economic environment in fiscal year 2022, which resulted in greater bad debt expense.
In light of these significant organizational changes and economic and business disruptions faced by the Company in fiscal year 2022, the compensation committee reviewed the performance metrics established in the 2022 management scorecard. It was determined that, while the objectives originally set for the Company would not be met, a prorated management scorecard applicable to performance in the fourth quarter of 2022 only, would be in the best interest of the Company in order to create consistency and alignment of management performance incentives across the management team, particularly with the significant changes made to Company leadership and overall strategy during the fourth quarter.
The compensation committee resolved to implement the prorated fourth quarter management scorecard, applicable to 25% the executive team’s eligible annual bonus, to establish a set of operating objectives that, if achieved, would be reflective of senior management’s ability to successfully steer the Company through the first phase of a total company transformation, effect meaningful change in strategy and competitive positioning, implement cash generative solutions and continue to optimize operational capacities.
Against the newly established operating objectives, the Company met 82% of its target. The Company’s achievements included (i) obtaining significant reductions in operating expenses, (ii) notably reducing the Company’s cash burn, (iii) executing business initiatives related to the Company’s assessment, and (iv) developing and executing the initial stages of the Company’s new strategic plan. Based on the board of directors’ assessment of the Company’s performance, the performance of each of the Messrs. De Silva, Della Penna and Portaro, the important achievements described above, and the existence of significant challenges to the business, discretionary cash awards in the amounts of $80,700, $35,900 and $12,300 respectively were awarded for performance in 2022. These awards are payable by or before the end of the third quarter of fiscal year 2023.
Terms and Conditions of Employee Arrangements with our NEOs
Employment Agreements
We have agreements with each of the NEOs. These agreements set forth the terms and conditions of employment of each NEO, including base salary, initial equity award grants, and standard employee benefit plan participation. Our board of directors or the compensation committee reviews each NEO’s base salary from time to time to ensure compensation adequately reflects the NEO’s qualifications, experience, role and responsibilities.
Venus Concept Inc. employed Mr. De Silva as Chief Executive Officer, beginning in October 2022 and continues as Chief Executive Officer of the Company currently. Mr. De Silva’s employment agreement effective October 2, 2022, provided for an annual base salary of $525,000 and provided for an undefined term. Per his employment agreement he was eligible to receive a prorated discretionary annual target bonus of 75% of his annual base salary, based upon achievement of annual performance targets and is eligible to receive other customary benefits. Mr. De Silva received an inducement grant of stock options upon commencement of employment in 2022 as included above in Outstanding Equity Awards at 2022 Fiscal Year-End Table. Mr. De Silva’s agreement included a non-competition and non-solicitation clause, which continue for 12 months beyond termination. Pursuant to his agreement, upon termination of employment by us for Cause, Mr. De Silva will not be eligible to receive any payments from us.
Venus Concept Ltd. employed Mr. Serafino as Chief Executive Officer, beginning in November 2010 and continued as Chief Executive Officer of the Company following the merger between Venus Concept Ltd. and Company in November 2019 (the “Merger”) and served in this position until October 2022. Mr. Serafino’s employment agreement, effective January 1, 2016, provided for an annual base salary of $560,000 and provided for an undefined term. Per his employment agreement, he was eligible to receive a discretionary annual target base bonus of 75% of his annual base salary, based upon achievement of annual performance targets, and is eligible to receive other customary benefits. Mr. Serafino’s agreement included a non-competition and non-solicitation clause, which will continue for 12 months beyond his October 2, 2022 separation date. On October 2, 2022, Mr. Serafino separated as Chief Executive Officer of the Company and on December 30, 2022, Mr. Serafino and Venus Concept Canada Corp. (“Venus Canada”) entered into a Minutes of Settlement Agreement (the “Settlement”) in connection with his separation from the Company. Mr. Serafino’s entitlements under the Settlement are detailed below.
Venus Concept Ltd. employed Mr. Della Penna as Chief Financial Officer, beginning in September 2017 and continuing as Chief Financial Officer of the Company following the Merger. Mr. Della Penna’s current employment agreement provides an annual base salary of $350,000 and provides for an undefined term. Per Mr. Della Penna’s agreement, he is eligible to receive a discretionary annual target base bonus of 50% of his annual base salary, based upon achievement of annual performance targets, and other customary benefits. As part of his agreement, Mr. Della Penna received an initial grant of stock options upon commencement of employment in 2017 as included above in Outstanding Equity Awards at 2022 Fiscal Year-End Table. Mr. Della Penna’s agreement includes a non-competition and non-solicitation clause, which continue for six months in the case of termination by us without Cause, as defined in the employment agreement, or resignation, in either case, not during a Change in Control Period (the period beginning three months prior to and ending twelve months following a Change in Control, as defined in the employment agreement) and nine months in the case of termination during a Change in Control Period or a termination for Cause. Mr. Della Penna also has a Confidentiality, Non-competition, Non-Solicitation and Proprietary Rights Agreement, which includes a non-competition clause that continues for six months following termination and a non-solicitation clause that continues for twelve months following termination. Pursuant to his agreement, upon termination of employment by us for Cause, Mr. Della Penna will not be eligible to receive any payments from us.
Venus Concept Inc. employed Mr. Portaro as Vice President, EMEA, beginning May 28, 2021. Mr. Portaro was promoted to President, Global Sales beginning October, 15, 2021 and continuing as Executive Vice President & General Manager, Global Sales & Marketing as of February 2023. Mr. Portaro’s current employment agreement provides for an annual base salary of $300,000 and provides for an undefined term. During fiscal year 2022, Mr. Portaro was eligible to receive a discretionary annual target base bonus of 20% of his annual base salary, based upon achievement of annual performance targets, as well as other customary benefits. In addition, Mr. Portaro was eligible to receive commission at an annual target base of 100% of his annual salary. Effective January 1, 2023, Mr. Portaro is eligible to receive a discretionary annual target base bonus of 60% of his annual base salary, based upon achievement of annual performance targets, as well as other customary benefits. In addition Mr. Portaro is eligible to receive commission at an annual target base of 60% of his annual salary. As part of his employment, Mr. Portaro received an initial grant of stock options upon commencement of his employment in 2021 as included above in Outstanding Equity Awards at 2022 Fiscal Year-End Table. Mr. Portaro’s agreement includes non-competition and non-solicitation clauses, which continue for twelve months following termination. Pursuant to his agreement, upon termination for employment by us for Cause or Gross Misconduct, Mr. Portaro will not be eligible to receive any payments from us.
Change in Control and Severance Arrangements
Mr. De Silva. Under Mr. De Silva’s employment agreement, in the event his employment is terminated by the Company for any reason other than “Cause” or if Mr. De Silva resigns for “good reason,” as each term is defined in the employment agreement, in either case outside of a Change in Control Period, Mr. De Silva will receive the following: (i) a lump sum payment of twelve months of his then base salary; (ii) a lump sum payment of one time the average of the last two annual bonus payments received prior to termination, and if Mr. De Silva has not been employed for two years, then this amount shall be Mr. De Silva’s target bonus for the year of termination date (iii) a lump sum payment of the prorated annual performance bonus assuming achievement of applicable performance goals at target, as in effect as of his termination date; and (iii) continued participation in group benefits plans, for twelve months.
Under Mr. De Silva’s employment agreement, in the event his employment is terminated by the Company for any reason other than “Cause” or if Mr. De Silva resigns for “good reason” during a Change in Control Period, as determined in the employment agreement, Mr. De Silva will receive the following: (i) a lump sum payment of twenty four months of his then base salary; (ii) a lump sum payment of two times the average of the last two annual bonus payments received prior to termination, and if Mr. De Silva has not been employed for two years, then this amount shall be two times Mr. De Silva’s target bonus for the year of termination date; (iii) continued participation in group benefits plans, for twenty four months (iii) his outstanding equity award, including and without limitation, each stock option and restricted stock award held by him shall automatically vest and if applicable become exercisable and any forfeiture or rights of repurchase thereon shall immediately lapse with respect to all of the then-unvested shares.
Mr. Serafino. Under Mr. Serafino’s employment agreement, in the event his employment is terminated by the Company for any reason other than “Cause” or if Mr. Serafino resigns for “good reason,” as each term is defined in the employment agreement, in either case outside of a Change in Control Period, Mr. Serafino will receive the following: (i) a lump sum payment of twelve months of his then base salary; (ii) a one-time annual performance bonus assuming achievement of applicable performance goals at target, as in effect as of Mr. Serafino’s termination date; and (iii) continued participation in group benefits plans, commencing on the termination date through the earlier of (a) the last day of the twelfth calendar month following the date of termination, and (b) the date Mr. Serafino becomes eligible for similar coverage under another employer’s plan.
Pursuant to the terms of the Settlement, Mr. Serafino is entitled to receive, in connection with his separation, (i) a combined maximum total of USD $700,000 by October 15, 2023 (the “Pay Period”) in accordance with the payment schedule set forth in the Settlement, representing 15 months of his regular base salary as at the Termination Date (the “Payment”), (ii) USD $363,000 in respect of earned but unpaid fiscal year 2021 bonus on or before December 31, 2022 and (iii) outstanding vacation pay for fifteen (15) accrued but unused vacation days on or before December 31, 2022. All payments are subject to applicable withholdings and deductions. Should Mr. Serafino obtain comparable employment within the Pay Period, any salary continuance and/or lump sum payments will automatically cease and Venus will pay to Mr. Serafino, in a lump sum, fifty per-cent (50%) of the remaining amount of the Payment.
In addition, Mr. Serafino’s granted and unvested options, including RSUs granted in March 2022, will continue to vest in the regular course per the vesting schedule of the respective grant. Once the final tranche of options vests, Mr. Serafino will have thirty (30) days to exercise any remaining unexercised options. In the event of a Change of Control (as defined in the Settlement), any remaining unpaid portion of the Payment will immediately become payable, and all unvested options shall immediately vest and become exercisable for ninety (90) days after Mr. Serafino is notified or becomes aware of the Change of Control. Venus will also contribute USD $5,000 in respect of Mr. Serafino’s legal fees, to be paid directly to his counsel.
The Settlement provides for a general waiver and release of claims in favor of the Company and its affiliates and other customary provisions, including non-disclosure and non-disparagement provisions.
Mr. Della Penna. Under Mr. Della Penna’s employment agreement, in the event his employment is terminated by the Company for any reason other than “Cause” or if Mr. Della Penna resigns for “good reason,” as each term is defined in the employment agreement, in either case outside of a Change in Control Period, Mr. Della Penna will receive the following: (i) a lump sum payment of twelve months of his then base salary; (ii) a prorated annual performance bonus assuming achievement of applicable performance goals at target, as in effect as of his termination date; and (iii) continued participation in group benefits plans, commencing on the termination date through to the earlier of (a) the last day of the third calendar month following the date of termination; and (b) the date Mr. Della Penna becomes eligible for similar coverage under another employer’s plan.
Under Mr. Della Penna’s employment agreement, in the event his employment is terminated by the Company for any reason other than “Cause” or if Mr. Della Penna resigns for “good reason” during a Change in Control Period, as determined in the employment agreement, Mr. Della Penna will receive the following: (i) a lump sum payment of twelve months of his then base salary; (ii) continued participation in group benefits plans, commencing on the termination date through to the earlier of (a) the last day of the ninth calendar month following the date of termination and (b) the date Mr. Della Penna becomes eligible for similar coverage under another employer’s plan;

and (iii) his outstanding equity award, including and without limitation, each stock option and restricted stock award held by him shall automatically vest and if applicable become exercisable and any forfeiture or rights of repurchase thereon shall immediately lapse with respect to all of the then-unvested shares.
Mr. Portaro. Under Mr. Portaro’s employment agreement, in the event his employment is terminated by the Company for any reason other than “Cause” and outside of a Change in Control Period, Mr. Portaro will receive the following: (i) a lump sum payment of six months of his then base salary;(ii) continued participation in group benefits plans, commencing on the termination date through to the earlier of (a) the last day of the third calendar month following the date of termination; and (b) the date Mr. Portaro becomes eligible for similar coverage under another employer’s plan.
Under Mr. Portaro’s employment agreement, in the event his employment is terminated by the Company for any reason other than “cause” during a Change of Control Period, Mr. Portaro will receive the following: (i) a lump sum payment of six months of his then base salary; (ii) a prorated annual performance bonus assuming achievement of applicable performance goals at target, as in effect as of his termination date (iii) continued participation in group benefits plans, commencing on the termination date through to the earlier of (a) the last day of the ninth calendar month following the date of termination and (b) the date Mr. Portaro becomes eligible for similar coverage under another employer’s plan; and (iii) his outstanding equity award, including and without limitation, each stock option and restricted stock award held by him shall automatically vest and if applicable become exercisable and any forfeiture or rights of repurchase thereon shall immediately lapse with respect to all of the then-unvested shares.

Pay Versus Performance
Pay Versus Performance Table
The following table presents, for each of the two most recent fiscal years:
•	total compensation, as calculated in the Summary Compensation Table, for our CEO, our former CEO and an average for our other Named Executive Officers (“NEOs”);
•	compensation actually paid (“CAP”) to the NEOs, an SEC prescribed calculation which adjusts total compensation for the items described below and which does not equate to realized compensation;
•	our cumulative total stockholder return (“TSR”) since the last trading day before the earliest year presented; and
•	our net income.
This section should be read in conjunction with the Compensation Discussion and Analysis, which includes additional discussion of the objectives of our executive compensation program and how they are aligned with the Company’s financial performance.
Year	Summary Compensation Table Total for Domenic Serafino (Former CEO)	Compensation Actually Paid to Domenic Serafino (Former CEO)	Summary Compensation Table Total for Rajiv De Silva (Current CEO)	Compensation Actually Paid to Rajiv De Silva (Current CEO)	Average Summary Compensation Table Total for Non-CEO NEOs(1)	Average Compensation Actually Paid to Non-CEO NEOs	Value of Initial Fixed $100 Investment Based on Total Stockholder Return	Net Income (Loss) Dollars in thousands
2022	$765,187	$513,274	$898,655	$710,885	$586,398	$384,940	$18.50(2)	(43,584)
2021	$1,154,408	$1,124,042	—	—	$677,315	$658,663	$98.27	(22,141)
(1)
The fiscal year 2021figure is an average of the summary compensation table totals for Domenic Della Penna, Executive Vice President & Chief Financial Officer and Soeren Maor Sinay, former Chief Operations Officer of the Company; the fiscal year 2022 figure is an average of the summary compensation table totals for Domenic Della Penna, Executive Vice President & Chief Financial Officer and Ross Portaro, Executive Vice President & General Manager, Global Sales & Marketing.

(2)
Our cumulative total stockholder return is based on a fixed investment of one hundred dollars in our common stock measured from the market close on December 31, 2020 (the last trading day of 2020) through and including the end of the fiscal year for each year reported in the table, and reinvestment of all dividends during such period.

To calculate CAP to our former and current Chief Executive Officer and the average CAP to the other NEOs, the following amounts were deducted from and added to total compensation, as depicted in the Summary Compensation Table:
		Deductions	Additions
Year	Summary Compensation Total ($)	Amounts Reported in the Summary Compensation Table for Stock Awards and Stock Options Awards ($)	Fair Value of Stock Awards as Determined in Accordance with the SEC’s CAP Methodology ($)	Compensation Actually Paid ($)
Domenic Serafino
2022	765,187	160,815	-91,098(1)	513,274
2021	1,154,408	206,560	176,194(2)	1,124,042
Rajiv De Silva
2022	898,655	684,090	496,320(3)	710,885
2021	—	—	—	—
Average for Other NEOs
2022	586,398	117,974	-83,484(4)	384,940
2021	677,315	154,920	136,268(5)	658,663
(1)	Mr. Serafino’s 2022 add back adjustment is the sum of (i) the fair value of all unvested and outstanding awards granted in 2022 as of

December 31, 2022 ($34,330), (ii) the change in fair value of all unvested and outstanding options issued prior to 2022, with the change measured from December 31, 2021 to December 31, 2022 (-$93,394), (iii) the fair value of awards granted and vested in 2022 ($5,358), and (iv) the change in fair value of awards vested in 2022 but issued in a prior year, with the change measured from December 31, 2021 to the vesting date (-$37,392).
(2)
Mr. Serafino’s 2021 add back adjustment is the sum of (i) the fair value of all unvested and outstanding awards granted in 2021 as of December 31, 2021 ($119,665), (ii) the change in fair value of all unvested and outstanding options issued prior to 2021 (-$894) with the change measured from December 31, 2020 to December 31, 2021, (iii) the fair value of awards granted and vested in 2021 ($42,785), and (iv) the change in fair value of awards vested in 2021 but issued in a prior year ($14,638) with the change measured from December 31, 2020 to the vesting date.

(3)
Mr. De Silva’s 2022 add back adjustment is the sum of (i) the fair value of all unvested and outstanding awards granted in 2022 as of December 31, 2022 ($496,320), (ii) the change in fair value of all unvested and outstanding options issued prior to 2022 with the change measured from December 31, 2021 to December 31, 2022 ($0), (iii) the fair value of awards granted and vested in 2022 ($0), and (iv) the change in fair value of awards vested in 2022 but issued in a prior year with the change measured from December 31, 2021 to the vesting date ($0).

(4)
The add back adjustment for the 2022 Other NEOs (Mr. Della Penna and Mr. Portaro) is the sum of (i) the average fair value of all unvested and outstanding awards granted in 2022 to the 2022 Other NEOs as of December 31, 2022 ($47,776), (ii) the average change in fair value of all unvested and outstanding options issued to the 2022 Other NEOs prior to 2022 with the change measured from December 31, 2021 to December 31, 2022 (-$100,108), (iii) the average fair value of awards granted to the 2022 Other NEOs and vested in 2022 ($3,349), and (iv) the average change in fair value of awards vested in 2022 but issued in a prior year to the 2022 Other NEOs with the change measured from December 31, 2021 to the vesting date (-$34,501).

(5)
The add back adjustment for 2021 Other NEOs (Mr. Della Penna and Mr. Sinay) is the sum of (i) the average fair value of all unvested and outstanding awards granted in 2021 to the 2021 Other NEOs as of December 31, 2021 ($89,749), (ii) the average change in fair value of all unvested and outstanding options issued to the 2021 Other NEOs prior to 2021 with the change measured from December 31, 2020 to December 31, 2021 (-$880), (iii) the average fair value of awards granted to the 2021 Other NEOs and vested in 2021 ($32,089), and (iv) the average change in fair value of awards vested in 2021 but issued in a prior year to the 2021 Other NEOs with the change measured from December 31, 2020 to the vesting date ($15,310).

The fair value of stock awards includes the value of RSU awards. The measurement date fair value of the RSUs was determined based on the market price of the Company's common stock on the measurement date. The fair value of options granted is calculated in accordance with ASC Topic 718, utilizing the Black-Scholes model for the applicable measurement dates.
Compensation Actually Paid versus Company Performance
The graphs below depict the relationship between our net income (loss) and cumulative total stockholder return, in each case, as presented in the pay versus performance table above and the aggregate CAP to our current and former CEO and, on average, to our other NEOs, for each of the two most recent fiscal years.

Compensation Actually Paid ($) vs Net Income
$1.5
$0.8
$0.0
-$0.8
-$1.5
CAP (in millions)
$40.0
$25.0
$10.0
-$5.0
-$20.0
-$35.0
-$50.0
Net Loss (in millions)
$1.124
$0.659
$1.224
$0.385
2021
2022
-$22.141
-$43.584
CEO CAP[1]
Average Other NEO CAP
Net Loss

(1)
Fiscal year 2022 represents an aggregate of CAP to Mr. Serafino and Mr. De Silva, inclusive of certain separation payments made to Mr. Serafino and certain inducements provided to Mr. De Silva as an incentive to accepting employment with the Company.

Compensation Actually Paid ($) vs Total Stockholder Return
$1.5
$0.8
$0.0
-$0.8
-$1.5
CAP (in millions)
100.0%
50.0%
0.0%
-50.0%
-100.0%
TSR
$1.124
$0.659
$1.224
$0.385
-1.7%
-81.5%
2021
2022
CEO CAP[1]
Average Other NEO CAP
TSR

(1)
Fiscal year 2022 represents an aggregate of CAP to Mr. Serafino and Mr. De Silva, inclusive of certain separation payments made to Mr. Serafino and certain inducements provided to Mr. De Silva as an incentive to accepting employment with the Company.

Beginning in fiscal year 2021, we have experienced a notable decline in the price of our stock as traded publicly on the Nasdaq Capital Markets Exchange. While the Company did meet a number of significant commercial milestones during the last two fiscal years and successfully navigated through the COVID-19 pandemic and related global economic conditions, the Company’s overall performance and financial condition fell short of expectations. While the aggregate CAP to our former and current CEO in 2022 represents a slight overall year over year increase in CAP to the CEO position, the aggregate CAP includes certain consideration paid to Mr. Serafino in connection with his separation from the Company, and certain inducements provided to Mr. De Silva as incentive to accepting employment with the Company. Excluding the impact of these payments, the year over year decrease in aggregate CAP to the CEO position correlates to trends in the Company’s financial performance as measured by our cumulative TSR. Viewed individually, the CAP of Mr. Serafino and Mr. De Silva for fiscal year 2022 were each less than their respective Summary Compensation Table totals in fiscal year 2022. A year over year decrease in average CAP to our non-CEO NEOs correlates to trends in the Company’s financial performance as measured by our cumulative TSR.
Equity Compensation Plan Information
The following table provides certain information as of December 31, 2022, with respect to all of our equity compensation plans in effect on that date.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the Column (a)) (c)
Equity Compensation Plans Approved by Stockholders(1)(2)(3)	6,439,093	$1.90	281,947(4)
Equity Compensation Plans Not Approved by Stockholders	6,691,051(5)	$1.43	94,254
Total	13,130,144	$1.66	376,201
(1)	Consists of the 2019 Plan, the ESPP, the 2015 Plan and the 2005 Plan, as amended.

(2)
The 2019 Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance pursuant to awards under such plan shall be increased on the first day of each year from 2020 and ending in 2029 equal to the lesser of (A) four percent (4%) of the shares of stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our board of directors.

(3)
The ESPP contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance under such plan shall be increased on the first day of each year beginning in 2018 and ending in 2027 equal to the lesser of (A) one percent (1%) of the shares of stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our board of directors.

(4)
All of which, subject to limitations for incentive stock options, may be granted as options, stock appreciation rights, restricted stock awards, RSU awards, performance stock awards, performance unit awards, other stock or cash-based awards or dividend equivalent awards.

(5)
Relates to the 2010 Plan, which was assumed by the Company at the time of the Merger. The 2010 Plan provides for the participation of persons employed by Venus Concept Ltd. or its affiliates, including directors or officers, and any consultant, adviser, service provider, controlling stockholder of Venus Concept Ltd. or its affiliates or a non-employee. The 2010 Plan allows for options to be granted, including Section 102 Options under the Israeli Income Tax Ordinance [New Version] 1961. Also includes an aggregate of 4,400,000 options issued to Mr. De Silva and Mr. Hemanth Varghese as inducement grants made outside of the 2019 Plan as an incentive to accept employment with the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information as to the beneficial ownership of our common stock as of March 24, 2023 for:
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•	each NEO;
•	each of our directors; and
•	all executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock (i) subject to options and/or warrants that are currently exercisable or exercisable within 60 days of March 24, 2023 or (ii) convertible from other classes of our nonvoting securities within 60 days of March 24, 2023 are deemed to be outstanding and to be beneficially owned by the person holding the options and/or warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
The percentage of shares beneficially owned is computed on the basis of 80,116,130 shares of our common stock deemed to be outstanding as of March 24, 2023. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G and other beneficial ownership reports, if any, filed with the SEC. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Venus Concept Inc., 235 Yorkland Blvd., Suite 900, Toronto, Ontario M2J 4Y8.
Name of Beneficial Owner	Common Stock	Securities Exercisable within 60 days	Amount and Nature of Beneficial Ownership	Percent of Class
5% or Greater Stockholder (other than directors and executive officers)
EW Healthcare Partners, L.P. and related investment entities(1)	36,186,645	4,688	36,191,333	36.20%
Saudi Economic and Development Securities Company and related investment entities(2)	10,084,120	—	10,084,120	12.01%
HealthQuest Partners II, L.P. and related investment entities(3)	11,762,402	4,688	11,767,090	13.83%
Masters Capital Management, LLC and related investment entities(4)	14,900,000	—	14,900,000	16.53%
Masters Special Situations, LLC and related investment entities(5)	8,099,173	—	8,099,173	9.69%
Named Executive Officers, Executive Officers and Directors:
Rajiv De Silva(6)	1,250,000	—	1,250,000	1.56%
Domenic Serafino(7)	1,890,601	81,875	1,972,476	2.43%
Domenic Della Penna(8)	466,571	78,906	545,477	*
Ross Portaro(9)	246,563	54,688	301,251	*
Hemanth Varghese(10)	250,000	—	250,000	*
Anna Georgiadis(11)	144,977	38,828	183,805	*
Michael Mandarello(12)	84,000	37,914	121,914	*
William McGrail(13)	20,364	21,927	42,291	*
Scott Barry(1)(14)	36,186,645	4,688	36,191,333	36.20%
Garheng Kong(3)	11,762,402	4,688	11,767,090	13.83%

Name of Beneficial Owner	Common Stock	Securities Exercisable within 60 days	Amount and Nature of Beneficial Ownership	Percent of Class
Louise Lacchin(15)	64,532	4,688	69,220	*
Fritz LaPorte(16)	74,746	6,250	80,996	*
Tony Natale(17)	728,501	6,250	734,751	*
Keith Sullivan(18)	158,774	4,688	163,462	*
Stanley Tyler Hollmig(19)	290,000	7,292	297,292	*
Directors and officers as a group (15 Individuals)	53,618,676	352,682	53,971,358	51.39%
*	Less than 1.0%.
(1)
Represents (i) 15,705,966 shares of common stock and 1,441,985 preferred shares (convertible to 14,419,850 shares of common stock) held by EW Healthcare Partners, L.P., or EWHP, (ii) 631,890 shares of common stock and 58,015 preferred shares (convertible to 580,150 shares of common stock) held by EW Healthcare Partners-A, L.P., or EWHP-A, and (iii) 50,115 stock options held by EWHP-A that were fully vested as of March 24, 2023, each of which have the sole voting and investment power with respect to their respective shares of common stock. Essex Fund IX GP, the general partner of EWHP and EWHP-A, may also be deemed to have sole voting and investment power with respect to such shares of common stock. Essex Fund IX GP disclaims beneficial ownership of such shares of common stock except to the extent of its pecuniary interest therein. Essex IX General Partner, the General Partner of Essex Fund IX GP, may also be deemed to have sole voting and investment power with respect to such shares of common stock. Essex IX General Partner disclaims beneficial ownership of such shares of common stock except to the extent of its pecuniary interest therein. Martin P. Sutter, Scott Barry, Ronald W. Eastman, an individual, Petri Vainio and Steve Wiggins are each a manager and collectively the managers of Essex IX General Partner. Each of the managers may be deemed to exercise shared voting and investment power with respect to such shares. Each manager disclaims beneficial ownership of such shares of common stock except to the extent of his pecuniary interest therein. Scott Barry is a member of the Company’s Board of Directors. Also reflects 748,674 shares of common stock issuable upon the exercise of warrants held by EWHP-A which were exercisable beginning on May 7, 2020, and 4,050,000 shares issuable upon the exercise of warrants which were exercisable beginning September 16, 2020. As of March 24, 2023, 4,688 stock options will vest within 60 days of March 24, 2023. The principal address of EWHP, EWHP-A, Essex IX FUND GP, Essex IX General Partner and each of the Managers is 21 Waterway Avenue, Suite 225, The Woodlands, Texas 77380.

(2)
Represents (i) 1,866,666 shares of common stock and warrants that may be exercised for 933,333 shares of common stock held by SC Venus Opportunities Limited, (ii) 1,866,666 shares of common stock and warrants that may be exercised for 933,333 shares of common stock held by SC Venus US Limited, (iii) 922,456 shares of common stock and warrants that may be exercised for 761,666 shares of common stock held by SEDCO Capital Cayman Limited, and (iv) 1,600,000 shares of common stock and warrants that may be exercised for 1,200,000 shares of common stock held by SEDCO Capital Global Funds-SC Private Equity Global Fund IV. Saudi Economic and Development Securities Company is the investment manager of SC Venus US Limited, SC Venus Opportunities Limited and SEDCO Capital Global Funds-SC Private Equity Global Fund IV and may be deemed to beneficially own securities held by SC Venus US Limited or SC Venus Opportunities Limited or SEDCO Capital Global Funds-SC Private Equity Global Fund IV. Saudi Economic and Development Securities Company is the parent of SEDCO Capital Cayman Limited and may be deemed to beneficially own securities held by SEDCO Capital Cayman Limited. The principal address of SEDCO Capital Cayman Limited is P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. The principal address of SC Venus US Limited and SC Venus Opportunities Limited is PO Box 709, Willow House, Cricket Square, Grand Cayman E9 KY1-1107. The principal address of SEDCO Capital Global Funds – SC Private Equity Global Fund IV is 5 Rue Jean Monnet, Luxembourg N4 L-2180.

(3)
Represents 6,795,621 shares of common stock and 335,000 preferred shares (convertible to 3,350,000 shares of common stock) held by HealthQuest Partners II, L.P. HealthQuest Venture Management II, L.L.C., or HealthQuest Management, is the general partner of HealthQuest Partners II, L.P., or HealthQuest. HealthQuest Management may be deemed to have voting and dispositive power over the shares held by HealthQuest. Garheng Kong is a member of the Company’s Board of Directors. Dr. Kong is the managing member of HealthQuest Management and as such, may be deemed to exercise shared voting and investment power with respect to such shares. Dr. Kong is also the Managing Partner and controlling member of HealthQuest Capital Management Company, LLC, the general partner of HealthQuest Capital Management, L.P., or HQCM, and may be deemed to have sole voting and dispositive power with respect to the options held of record by HQCM. Dr. Kong disclaims beneficial ownership of such shares of common stock except to the extent of his pecuniary interest therein. Also includes 666,666 shares of common stock issuable upon the exercise of warrants which were exercisable beginning on May 7, 2020. Also includes 900,000 shares issuable upon exercise of warrants which were exercisable beginning September 16, 2020. As of March 24, 2023, 50,115 stock options were fully vested and 4,688 stock options will vest within 60 days of March 24, 2023. The address for HealthQuest is 1301 Shoreway Road, Suite 350, Belmont California 94002.

(4)
Represents (i) 2,535,198 shares of common stock and 496,000 preferred shares (convertible to 4,960,000 shares of common stock) held by Marlin Fund, Limited Partnership (“Marlin Fund”), (ii) 1,885,401 shares of common stock and 394,000 preferred shares (convertible to 3,940,000 shares of common stock) held by Marlin Fund II, Limited Partnership (“Marlin II”), (iii) 168,502 shares of common stock and 36,000 preferred shares (convertible to 360,000 shares of common stock) held by Marlin Fund III, Limited Partnership (“Marlin III”), (iv) 289,899 shares of common stock and 74,000 preferred shares (convertible to 740,000 shares of common stock) held by Marlin Master Fund Offshore II, LP (“Marlin Offshore”), and (v) 21,000 shares of common stock held by Sciens Group Alternative Strategies PCC Limited – Blue Omega Cell (“Sciens Group”). Michael W. Masters, Managing Member of Masters Capital Management, LLC, the General Partner of Marlin Fund, Marlin II, Marlin III, Marlin Offshore and trading adviser to Sciens Group may be deemed to share voting, investment and dispositive power with respect to these securities. The managing member disclaims beneficial ownership of such shares of common stock except to the extent of his pecuniary interest therein. The principal address Marlin Fund, Marlin II, Marlin III, Marlin Offshore and Sciens Group is 3060 Peachtree Road, NW, Ste 1425, Atlanta, GA, 30305.

(5)
Represents 4,599,173 shares of common stock and 350,000 preferred shares (convertible to 3,500,000 shares of common stock) held by MSS VC SPV LP (“MSS VC”).. Michael W. Masters, Managing Member of Masters Special Situations, LLC, the General Partner of MSS VC, may be deemed to share voting, investment and dispositive power with respect to these securities. The managing member disclaims beneficial ownership of such shares of common stock except to the extent of his pecuniary interest therein. The principal address of MSS VC is 3060 Peachtree Road, NW, Ste 1425, Atlanta, GA, 30305.

(6)	Represents 1,250,000 shares of common stock. No stock options will vest within 60 days of March 24, 2023.
(7)
Represents (i) 1,027,515 shares, including 140,000 shares that were purchased on the open market in 2022, (ii) 855,621 shares that may be acquired pursuant to the exercise of stock options as of March  24, 2023, (iii) 7,465 shares that may be acquired pursuant to the exercise of stock options as of March  24, 2023 held by Luciano Lombardi, his son-in-law. 31,875 stock options and 50,000 restricted share units will vest within 60 days of March  24, 2023.

(8)
Represents 126,663 shares, including 60,000 shares that were purchased on the open market in 2022, and 326,577 stock options which were fully vested and 41,406 stock options and 37,500 restricted share units which will vest within 60 days of March  24, 2023. It also includes 13,331 shares of common stock issuable upon the exercise of warrants which were exercisable beginning May 7, 2020.

(9)
Represents 120,000 shares, including 70,000 that were purchased on the open market in 2022, and 126,563 stock options which were fully vested and 29,688 stock options and 25,000 restricted share units which will vest within 60 days of March  24, 2023.

(10)	Represents 250,000 shares of common stock. No stock options will vest within 60 days of March 24, 2023.
(11)
Represent 12,782 shares purchased during 2022 by Ms. Georgiadis’ spouse, 132,195 stock options were fully vested and 20,078 stock options and 18,750 restricted share units will vest within 60 days of March  24, 2023.

(12)	Represents 84,000 stock options which were fully vested and 19,164 stock options and 18,750 restricted share units which will vest within 60 days of March 24, 2023.
(13)	Represents 20,364 stock options which were fully vested and 9,427 stock options and 12,500 restricted share units which will vest within 60 days of March 24, 2023.
(14)
As of March  24, 2023, 50,115 stock options were fully vested and 4,688 stock options will vest within 60 days of March  24, 2023. Also includes 748,674 shares of common stock issuable upon the exercise of warrants which were exercisable beginning on May 7, 2020, and 4,050,000 shares issuable upon the exercise of warrants which were exercisable beginning September 16, 2020.

(15)	As of March 24, 2023, 64,532 stock options were fully vested and 4,688 additional stock options will vest within 60 days of March 24, 2023.
(16)	As of March 24, 2023, 74,746 stock options were fully vested and 6,250 additional stock options will vest within 60 days of March 24, 2023.
(17)
Represents 641,507 shares and, 60,328 stock options which were fully vested as of March  24, 2023. 6,250 additional stock options will vest within 60 days of March  24, 2023. Also includes 26,666 shares of common stock issuable upon the exercise of warrants which were exercisable beginning on May 7, 2020. The shares held directly by Aperture Venture Partners II, L.P., or II, Aperture Venture Partners II-A, L.P., or II-A, Aperture Venture Partners II-B, L.P., or II-B and Aperture Venture Partners III, L.P., or Aperture III Fund, are indirectly held by their general partners, Aperture Ventures II Management, LLC, or Aperture Management I, and Aperture Ventures III Management, LLC, or Aperture Management III, and, collectively with Aperture Management II, the Aperture Management and each individual managing directors of Aperture Management, the Managers. The Managers of Aperture Management are Anthony Natale, Eric H. Sillman, Paul E. Tierney, Jr. and Thomas P. Cooper. Each Manager disclaims beneficial ownership of such shares of common stock except to the extent of his pecuniary interest therein. Dr. Natale is a member of the Company’s Board of Directors and a Manager of Aperture Management. Aperture Management and each of the Managers share voting and dispositive power over the ordinary shares directly held by II, II-A, II-B and Aperture III Fund. Each Manager disclaims beneficial ownership of such shares of common stock except to the extent of his pecuniary interest therein. The address for Aperture Venture Partners II, II-A, II-B, Aperture III Fund, the Aperture Management, and each of the Manager is 645 Madison Ave., 20th Floor, NY, NY 10022.

(18)	Represents 124,133 shares and 34,641 stock options which were fully vested and 4,688 stock options which will vest within 60 days of March 24, 2023.
(19)	Represents 290,000 shares and no stock options which were fully vested and 7,292 stock options which will vest within 60 days of March 24, 2023.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, except as described below, the Company believes that all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with during the year ended December 31, 2022.
ADDITIONAL INFORMATION
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Brokers with account holders who are Venus Concept stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker or (2) direct your written request to: General Counsel and Corporate Secretary, 235 Yorkland Blvd. Suite 900, Toronto, Ontario M2J 4Y8. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker or the Company, as applicable. In addition, we will promptly deliver, upon written or oral request to Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department, a separate copy of the Form 10-K, Proxy Statement, Proxy Card or Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.
Incorporation by Reference
Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act, or the Exchange Act, which might incorporate future filings made by us under those statutes, the Audit Committee Report will not be incorporated by reference into any of those prior filings, nor will any such report be incorporated by reference into any future filings made by us under those statutes. In addition, information on our website, other than our proxy statement, notice and form of proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.
Other Matters
As of the date of this Proxy Statement, the board of directors does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties.
If other matters are properly brought before the Annual Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of the proxy holder.

We have filed our Annual Report on Form 10-K for the year ended December 31, 2022 with the SEC. It is available free of charge on the SEC’s website at www.sec.gov and on our website at http:// ir.venusconcept.com. Upon written request by a Venus Concept stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the General Counsel and Corporate Secretary, 235 Yorkland Blvd. Suite 900, Toronto, Ontario M2J 4Y8.
By Order of the Board of Directors

Rajiv De Silva
Chief Executive Officer
April 10, 2023

APPENDIX A
STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION
VENUS CONCEPT INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certifies as follows:
FIRST: The name of the Corporation is Venus Concept Inc. (the “Corporation”).
SECOND: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 22, 2002 under the name Restoration Robotics, Inc. and such Certificate of Incorporation was amended on November 7, 2019.
THIRD: The Board of Directors (the “Board”) of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending its Certificate of Incorporation as follows:
1. Article IV of the Certificate of Incorporation of the Corporation, as presently in effect, is hereby amended by deleting Section 3 in its entirety and replacing it with the following Section 3:
Section 3. Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, the shares of the Corporation’s Common Stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be combined into a smaller number of shares such that each [•] ([•]) shares of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one (1) validly issued, fully paid and nonassessable share of Common Stock, par value $0.0001 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. In any event, cash will not be paid for fractional Common Stock.
Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined, provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.
FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this    day of    , 20 .

By:
Authorized Officer
Title:
Name:
Print or Type

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 9, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/VERO2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 9, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V06387-P90699

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VENUS CONCEPT INC. (the "Company")

The Board of Directors recommends you vote FOR proposal 1:

	For All	Withhold All	For All Except
1. Election of Class III directors to the Company's Board of Directors for a term of three (3) years.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Scott Barry
02) Fritz LaPorte
03) Garheng Kong, M.D.

The Board of Directors recommends you vote FOR proposal 2:

The Board of Directors recommends you vote FOR proposal 3:

The Board of Directors recommends you vote FOR proposal 4:

The Board of Directors recommends you vote FOR the three (3) year frequency option in proposal 5:

	1 Year	2 Years	3 Years	Abstain
5. To approve the frequency of future non-binding stockholder advisory votes on the compensation paid to the Company's named executive officers through a non-binding advisory vote.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

V06388-P90699

VENUS CONCEPT INC.
Annual and Special Meeting of Stockholders
May 10, 2023 8:30 AM, Eastern Daylight Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Rajiv De Silva and Domenic Della Penna, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of VENUS CONCEPT INC. that the stockholder(s) is/are entitled to vote at the Annual and Special Meeting of Stockholders to be held at 8:30 AM Eastern Daylight Time on May 10, 2023, via the Internet at www.virtualshareholdermeeting.com/VERO2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side